                                               File Numbers 2-96990 and 811-4279


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Pre-Effective Amendment Number
                                                     ----
                     Post-Effective Amendment Number  15
                                                     ----

                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment Number  13
                                              ----

                             ---------------------

                            MIMLIC Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Address of Principal Executive Offices)
                                 (612) 298-3500
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------


     Donald F. Gruber, Esq.                              Copy to:
            Secretary                              J. Sumner Jones, Esq.
    MIMLIC Series Fund, Inc.                       Jones & Blouch L.L.P.
     400 Robert Street North                1025 Thomas Jefferson Street, N.W.
 St. Paul, Minnesota  55101-2098                      Suite 405 West
                                                  Washington, D.C.  20007


                             ----------------------

IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
        immediately upon filing pursuant to paragraph (b)
    ---
        on (date) pursuant to paragraph (b)
    ---
        60 days after filing pursuant to paragraph (a)(1)
    ---
        on (date) pursuant to paragraph (a)(1)
    ---
        75 days after filing pursuant to paragraph (a)(2)
    ---
     x  on May 1, 1997 pursuant to paragraph (a)(2) of Rule 485.
    ---
IF APPROPRIATE, CHECK THE FOLLOWING BOX:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.



Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its common shares under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on February 27, 1996.

                            MIMLIC Series Fund, Inc.
             Cross Reference Sheet for Items required by Rule 404(a)

N-1A Item of Part A          Caption in Prospectus
-------------------          ---------------------
        1                    Cover Page

        2                    Not Applicable

        3                    Financial Highlights, Performance Data

        4                    The Fund

        5                    The Fund and Its Management

        6                    The Fund and Its Management, Dividends
                             and Distributions

        7                    Purchase and Redemption of Shares

        8                    Purchase and Redemption of Shares

        9                    Not Applicable

N-1A Item of Part B          Caption in Statement of Additional Information
-------------------          ----------------------------------------------

        10                   Cover Page

        11                   Table of Contents

        12                   Not Applicable

        13                   Investment Policies, Investment Restrictions

        14                   Directors and Executive Officers

        15                   The Fund

        16                   Investment Advisory and Other Services

        17                   Portfolio Transactions and Brokerage

        18                   Capital Stock and Ownership of Shares

        19                   Purchase and Redemption of Shares, Net Asset
                             Value

        20                   Taxes

        21                   Purchase and Redemption of Shares

        22                   Performance Data

        23                   Financial Statements

                    PART A.  INFORMATION REQUIRED IN A PROSPECTUS
                             -------------------------------------

Prospectus Dated May 1, 1997

--------------------------------------------------------------------------------
MIMLIC SERIES FUND, INC.
------------------------------

400 ROBERT STREET NORTH x ST. PAUL, MINNESOTA 55101 x 1-800-443-3677
--------------------------------------------------------------------------------

                                                                               -

  MIMLIC Series Fund, Inc. (the "Fund"), a Minnesota corporation, is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund provides for a range of investment objectives through twenty separate investment portfolios: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, the Value Stock Portfolio, four Maturing Government Bond Portfolios, maturing respectively in 1998, 2002, 2006 and 2010, the Macro-Cap Value Portfolio, the Index 400 Mid-Cap Portfolio, the Small Company Value Portfolio, the Micro-Cap Value Portfolio, the Micro-Cap Growth Portfolio and the International Bond Portfolio (herein referred to as "Portfolios"). A separate series of the Fund's common stock is issued for each Portfolio. Although the Macro-Cap Value, Index 400 Mid-Cap, Small Company Value, Micro-Cap Value, Micro-Cap Growth and International Bond Portfolios are included in this Prospectus, they will not be available until October 1, 1997.

  Shares of the Fund are not offered directly to the public. They are sold only to The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") in connection with its variable life insurance policies and variable annuity contracts.
  The investment objectives and certain policies and risks associated with the Portfolios are as follows:
        The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in investment selection, is a secondary objective. In pursuit of these objectives the Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
        The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. In pursuit of these objectives the Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
        The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. In pursuit of this objective the Money Market Portfolio will follow a policy of investing in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
        AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. In pursuit of this objective the Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds, mortgage-related securities and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities, and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
        The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will invest primarily in a diversified portfolio of mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates. In addition, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase during periods of declining interest rates, and such prepayments must be reinvested at the then prevailing lower interest rates.
                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The Index 500 Portfolio seeks to provide investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
        The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
        The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
        The Small Company Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Dividend income will be incidental to the investment objective for this Portfolio.
        The Value Stock Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
        The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective each of the Maturing Government Bond Portfolios seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006 and 2010, respectively.

        The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of the universe of large-sized U.S. companies.


        The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.


        The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.


        The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the adviser believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.


        The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.


        The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities.

  There is no assurance that the investment objectives of any of the Fund's Portfolios will be realized. See "Investment Objectives, Policies and Risks" on page 20.
  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and
kept for future reference. A Statement of Additional Information dated      ,
1996, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 298-3500, or by writing the Fund at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

--------------------------------------------------------------------------------

                                                                               x
TABLE OF
CONTENTS
------------


FINANCIAL HIGHLIGHTS......................................................     5

PERFORMANCE DATA..........................................................    19

THE FUND..................................................................    20

INVESTMENT OBJECTIVES, POLICIES AND RISKS.................................    21
    GROWTH PORTFOLIO......................................................    21
    BOND PORTFOLIO........................................................    23
    MONEY MARKET PORTFOLIO................................................    25
    ASSET ALLOCATION PORTFOLIO............................................    26
    MORTGAGE SECURITIES PORTFOLIO.........................................    27
    INDEX 500 PORTFOLIO...................................................    30
    CAPITAL APPRECIATION PORTFOLIO........................................    31
    INTERNATIONAL STOCK PORTFOLIO.........................................    31
    SMALL COMPANY PORTFOLIO...............................................    35
    VALUE STOCK PORTFOLIO.................................................    36
    MATURING GOVERNMENT BOND PORTFOLIOS...................................    37
    MACRO-CAP VALUE PORTFOLIO.............................................    40
    INDEX 400 MID-CAP PORTFOLIO...........................................    41
    SMALL COMPANY VALUE PORTFOLIO.........................................    44
    MICRO-CAP VALUE PORTFOLIO.............................................    49
    MICRO-CAP GROWTH PORTFOLIO............................................    55
    INTERNATIONAL BOND PORTFOLIO..........................................    60

INVESTMENT RESTRICTIONS...................................................    64

THE FUND AND ITS MANAGEMENT...............................................    65

INVESTMENT ADVISER........................................................    65

INVESTMENT SUB-ADVISERS...................................................    69

PURCHASE AND REDEMPTION OF SHARES.........................................    70

DIVIDENDS AND DISTRIBUTIONS...............................................    70

TAXES.....................................................................    71

CUSTODIANS................................................................    71

THE STANDARD & POOR'S LICENSE.............................................    71

APPENDIX A................................................................    73

APPENDIX B................................................................    75


  No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

FINANCIAL HIGHLIGHTS

    The following tables, for each Portfolio, which show certain per share data for a share of capital stock outstanding during the periods and selected information for each period, have been audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their report appearing in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes of MIMLIC Series Fund, Inc., included in the Statement of Additional Information.

GROWTH PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------
                                  1996      1995      1994     1993     1992     1991     1990    1989    1988    1987
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
Net asset value, beginning of
  year........................              $1.866    $1.912   $1.889   $1.864   $1.391  $1.406  $1.149  $1.017  $1.056
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
Income from investment
  operations:
    Net investment income.....                .021      .019     .020     .026     .031    .010    .028    .032    .017
    Net gains or losses on
      securities (both
      realized and
      unrealized).............                .416     (.005)    .063     .060     .442   (.007)   .271    .129    .031
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
        Total from investment
           operations.........                .437      .014     .083     .086     .473    .003    .299    .161    .048
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
Less distributions:
    Dividends from net
      investment income.......               (.020)    (.020)   (.027)   (.031)      --   (.012)  (.030)  (.029)  (.042)
    Distributions from capital
      gains...................               (.073)    (.040)   (.033)   (.030)      --   (.006)  (.012)     --   (.045)
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
        Total distributions...               (.093)    (.060)   (.060)   (.061)      --   (.018)  (.042)  (.029)  (.087)
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
Net asset value, end of
  year........................              $2.210    $1.866   $1.912   $1.889   $1.864  $1.391  $1.406  $1.149  $1.017
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
                                --------  --------  --------  -------  -------  -------  ------  ------  ------  ------
Total return (a)..............                24.3%       .8%     4.7%     4.8%    34.1%     .2%   26.0%   15.9%    4.2%
Net assets, end of year (in
  thousands)..................            $201,678  $157,369  $125,745 $99,128  $75,518  $51,485 $7,809  $3,996  $2,867
Ratio of expenses to average
  daily net assets (b)........                 .55%      .56%     .58%     .58%     .63%    .65%    .65%    .65%    .66%
Ratio of net investment income
  to average daily net
  assets (b)..................                1.04%     1.22%    1.21%    1.72%    2.11%   2.70%   2.74%   3.05%   2.59%
Portfolio turnover rate
  (excluding short-term
  securities).................                91.9%     42.0%    51.0%    22.4%    15.7%   19.2%   32.4%   34.1%   29.3%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $293, $6,738, $11,045, $9,202 and $13,595 in expenses for the years ended December 31, 1990, 1989, 1988, 1987 and 1986, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .65%, .76%, .95%, 1.00% and 1.80%, respectively, and the ratio of net investment income to average daily net assets would have been 2.70%, 2.63%, 2.75%, 2.25% and 1.55%, respectively.

BOND PORTFOLIO


                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                           1996     1995     1994     1993     1992     1991    1990    1989    1988    1987
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, beginning of year......            $1.157   $1.300   $1.258   $1.264  $1.075  $1.080  $1.026  $1.027  $1.160
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Income from investment operations:
    Net investment income...............              .074     .042     .051     .053    .078    .083    .077    .073    .076
    Net gains or losses on securities
      (both realized and unrealized)....              .147    (.100)    .074     .024    .111   (.005)   .053   (.001)  (.054)
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
        Total from investment
           operations...................              .221    (.058)    .125     .077    .189    .078    .130    .072    .022
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Less distributions:
    Dividends from net investment
      income............................             (.046)   (.052)   (.058)   (.069)     --   (.083)  (.076)  (.073)  (.134)
    Distributions from capital gains....                --    (.033)   (.025)   (.014)     --      --      --      --   (.021)
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
        Total distributions.............             (.046)   (.085)   (.083)   (.083)     --   (.083)  (.076)  (.073)  (.155)
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, end of year............            $1.332   $1.157   $1.300   $1.258  $1.264  $1.075  $1.080  $1.026  $1.027
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Total return (a)........................              19.8%    (4.6)%    10.3%     6.7%   17.6%    7.2%   12.7%    7.1%    1.6%
Net assets, end of year (in
  thousands)............................           $101,045 $74,679  $43,927  $24,914  $13,088 $9,325  $6,080  $3,284  $2,213
Ratio of expenses to average daily net
  assets (b)............................               .58%     .61%     .64%     .65%    .65%    .65%    .65%    .65%    .67%
Ratio of net investment income to
  average daily net assets (b)..........              6.57%    6.12%    5.57%    6.56%   7.79%   8.29%   9.15%   7.88%   7.64%
Portfolio turnover rate (excluding
  short-term securities)................             205.4%   166.2%   166.8%   140.2%   93.8%   77.7%  117.7%  210.3%  138.5%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $12,179, $13,182, $5,834, $6,951, $9,621, $6,676 and $2,746 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988, 1987 and 1986, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72%, .78%, .72%, .80%, .98%, .94% and .97%, respectively, and the ratio of net investment income to average daily net assets would have been 6.49%, 7.66%, 8.22%, 9.00%, 7.55%, 7.37% and
     7.05%, respectively.

MONEY MARKET PORTFOLIO


                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                           1996     1995     1994     1993     1992     1991    1990    1989    1988    1987
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, beginning of year......            $1.000   $1.000   $1.000   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Income from investment operations:
    Net investment income...............              .053     .036     .027     .032    .053    .075    .082    .064    .054
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
        Total from investment
           operations...................              .053     .036     .027     .032    .053    .075    .082    .064    .054
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Less distributions:
    Dividends from net investment
      income............................             (.053)   (.036)   (.027)   (.032)  (.053)  (.075)  (.082)  (.064)  (.054)
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
        Total distributions.............             (.053)   (.036)   (.027)   (.032)  (.053)  (.075)  (.082)  (.064)  (.054)
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, end of year............            $1.000   $1.000   $1.000   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
                                          -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
Total return (a)........................               5.4%     4.2%     2.7%     3.2%    5.4%    7.7%    8.6%    6.6%    5.6%
Net assets, end of year (in
  thousands)............................           $30,166  $23,107  $18,423  $13,591  $12,834 $9,555  $5,838  $2,471  $1,504
Ratio of expenses to average daily net
  assets (b)............................               .64%     .65%     .65%     .65%    .65%    .65%    .65%    .65%    .66%
Ratio of net investment income to
  average daily net assets (b)..........              5.29%    3.71%    2.65%    3.17%   5.26%   7.46%   8.22%   6.52%   5.47%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $13,734, $23,714, $20,913, $22,877, $14,752, $11,987, $11,919, $10,690 and $3,973 in expenses for the years ended December 31, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986,
     respectively. Had the portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72%, .81%, .80%, .85%, .84%, .95%, 1.24%, 1.76% and 1.36%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64%, 2.49%, 3.02%, 5.06%, 7.27%, 7.92%, 5.93%, 4.37% and 4.56%, respectively.

ASSET ALLOCATION PORTFOLIO


                                                                     YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                    1996      1995      1994      1993      1992     1991     1990     1989     1988     1987
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net asset value, beginning of
  year..........................              $1.524    $1.589    $1.574    $1.558   $1.209   $1.232   $1.101   $1.046   $1.092
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Income from investment
  operations:
    Net investment income.......                .061      .047      .030      .034     .047     .061     .066     .059     .037
    Net gains or losses on
      securities (both realized
      and unrealized)...........                .308     (.069)     .066      .070     .302    (.017)    .156     .056    (.012)
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
        Total from investment
           operations...........                .369     (.022)     .096      .104     .349     .044     .222     .115     .025
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Less distributions:
    Dividends from net
      investment income.........               (.049)    (.033)    (.037)    (.041)      --    (.063)   (.065)   (.060)   (.067)
    Distributions from capital
      gains.....................               (.018)    (.010)    (.044)    (.047)      --    (.004)   (.026)      --    (.004)
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
        Total distributions.....               (.067)    (.043)    (.081)    (.088)      --    (.067)   (.091)   (.060)   (.071)
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net asset value, end of year....              $1.826    $1.524    $1.589    $1.574   $1.558   $1.209   $1.232   $1.101   $1.046
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
                                  --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Total return (a)................                25.0%     (1.4)%      6.5%      7.3%    28.9%     3.6%    20.2%    11.1%     2.1%
Net assets, end of year (in
  thousands)....................            $349,010  $272,629  $250,011  $150,998  $68,592  $35,455  $22,205  $15,161  $12,037
Ratio of expenses to average
  daily net assets (b)..........                 .55%      .56%      .57%      .60%     .62%     .65%     .65%     .65%     .66%
Ratio of net investment income
  to average daily net assets
  (b)...........................                3.75%     3.31%     2.63%     3.68%    4.50%    5.71%    6.23%    5.75%    4.85%
Portfolio turnover rate
  (excluding short-term
  securities)...................               157.0%    123.6%     85.7%    106.5%    78.6%    67.2%    93.0%   190.2%    99.5%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $2,078, $13,305, $3,453, and $12,854 in expenses for the years ended December 31, 1989, 1988, 1987 and 1986, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .66%, .74%, .69% and 1.09%, respectively, and the ratio of net investment income to average daily net assets would have been 6.22%, 5.66%, 4.82% and 4.30%, respectively.

MORTGAGE SECURITIES PORTFOLIO


                                                                                                                    PERIOD FROM
                                                                                                                     APRIL 28,
                                                                YEAR ENDED DECEMBER 31,                             1987 (a) TO
                                     -----------------------------------------------------------------------------  DECEMBER 31,
                                      1996     1995     1994     1993     1992     1991     1990     1989    1988       1987
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------  ------------
Net asset value, beginning of
  period...........................            $1.098   $1.218   $1.185   $1.196   $1.029   $1.018   $.976   $.979      $1.000
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
Income from investment operations:
    Net investment income..........              .081     .074     .054     .045     .069     .086    .084    .086       .050
    Net gains or losses on
      securities (both realized and
      unrealized)..................              .107    (.115)    .052     .024     .098     .011    .047   (.002)     (.019)
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
        Total from investment
           operations..............              .188    (.041)    .106     .069     .167     .097    .131    .084       .031
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
Less distributions:
    Dividends from net investment
      income.......................             (.079)   (.054)   (.055)   (.056)      --    (.085)  (.084)  (.087)     (.051)
    Distributions from capital
      gains........................                --    (.025)   (.018)   (.024)      --    (.001)  (.005)     --      (.001)
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
        Total distributions........             (.079)   (.079)   (.073)   (.080)      --    (.086)  (.089)  (.087)     (.052)
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
Net asset value, end of period.....            $1.207   $1.098   $1.218   $1.185   $1.196   $1.029  $1.018   $.976      $.979
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
                                     -------  -------  -------  -------  -------  -------  -------  ------  ------      -----
Total return (b)...................              18.0%    (3.4)%     9.3%     6.4%    16.3%     9.4%   13.5%    8.6%       3.0%(d)
Net assets, end of period (in
  thousands).......................           $69,746  $59,666  $63,902  $37,011  $16,520  $12,124  $8,172  $6,002     $5,112
Ratio of expenses to average daily
  net assets (c)...................               .58%     .60%     .63%     .65%     .65%     .65%    .65%    .65%       .65%(e)
Ratio of net investment income to
  average daily net assets (c).....              7.09%    6.55%    5.87%    6.64%    8.02%    8.80%   8.84%   8.83%      8.71%(e)
Portfolio turnover rate (excluding
  short-term securities)...........             133.7%   197.3%   138.4%    96.2%   112.0%     5.2%   51.7%   10.1%       2.2%

---------
(a) The inception of the portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $10,341, $16,372, $3,492, $3,393, $6,738 and $1,757 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .69%, .79%, .68%, .69%, .76% and .71%, respectively, and the ratio of net investment income to average daily net assets would have been 6.60%, 7.88%, 8.77%, 8.80%, 8.72% and 8.65%, respectively.
(d) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(e)  Adjusted to an annual basis.

INDEX 500 PORTFOLIO


                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 28,
                                                                YEAR ENDED DECEMBER 31,                              1987 (a) TO
                                     ------------------------------------------------------------------------------  DECEMBER 31,
                                      1996     1995     1994     1993     1992     1991     1990     1989     1988       1987
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------  ------------
Net asset value, beginning of
  period...........................            $1.518   $1.532   $1.428   $1.454   $1.120   $1.204    $.950   $.853      $1.000
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
Income from investment operations:
    Net investment income..........              .031     .029     .026     .024     .034     .032     .026    .035       .020
    Net gains or losses on
      securities (both realized and
      unrealized)..................              .517    (.012)    .110     .073     .300    (.080)    .262    .103      (.148)
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
        Total from investment
           operations..............              .548     .017     .136     .097     .334    (.048)    .288    .138      (.128)
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
Less distributions:
    Dividends from net investment
      income.......................             (.031)   (.026)   (.025)   (.032)      --    (.035)   (.024)  (.036)     (.018)
    Distributions from capital
      gains........................             (.012)   (.005)   (.007)   (.091)      --    (.001)   (.010)  (.005)     (.001)
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
        Total distributions........             (.043)   (.031)   (.032)   (.123)      --    (.036)   (.034)  (.041)     (.019)
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
Net asset value, end of period.....            $2.023   $1.518   $1.532   $1.428   $1.454   $1.120   $1.204   $.950      $.853
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
                                     -------  -------  -------  -------  -------  -------  -------  -------  ------      -----
Total return (b)...................              36.8%     1.2%     9.8%     7.4%    29.8%    (3.9)%    30.7%   16.0%     (12.9)%(d)
Net assets, end of period (in
  thousands).......................           $123,999 $73,432  $56,209  $35,620  $20,999  $18,204  $14,002  $6,225     $4,808
Ratio of expenses to average daily
  net assets (c)...................               .47%     .50%     .55%     .55%     .55%     .55%     .55%    .55%       .55%(e)
Ratio of net investment income to
  average daily net assets (c).....              2.08%    2.34%    2.27%    2.42%    2.70%    3.16%    3.09%   4.06%      3.55%(e)
Portfolio turnover rate (excluding
  short-term securities)...........               4.8%     5.9%     4.8%     6.1%    26.4%     4.3%     8.8%    8.0%       5.7%

---------
(a) The inception of the portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $7,228, $13,123, $3,284, $6,269, $8,068 and $5,831 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .58%, .62%, .57%, .61%, .69% and .74%, respectively, and the ratio of net investment income to average daily net assets would have been 2.39%, 2.63%, 3.14%, 3.03%, 3.92% and 3.36%, respectively.
(d) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(e)  Adjusted to an annual basis.

CAPITAL APPRECIATION PORTFOLIO


                                                                                                                  PERIOD FROM
                                                                                                                   APRIL 28,
                                                           YEAR ENDED DECEMBER 31,                                1987 (a) TO
                              ----------------------------------------------------------------------------------  DECEMBER 31,
                                1996      1995      1994     1993    1992 (b)    1991     1990     1989    1988       1987
                              --------  --------  --------  -------  --------   -------  -------  ------  ------  ------------
Net asset value, beginning
  of period.................              $1.808    $1.797   $1.682   $1.684     $1.198   $1.265   $.954   $.899      $1.000
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
Income from investment
  operations:
    Net investment income...               (.003)       --     .001     .004       .009     .010    .008    .006       .006
    Net gains or losses on
      securities (both
      realized and
      unrealized)...........                .406      .039     .167     .078       .488    (.035)   .355    .063      (.081)
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
        Total from
           investment
           operations.......                .403      .039     .168     .082       .497    (.025)   .363    .069      (.075)
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
Less distributions:
    Dividends from net
      investment income.....                  --     (.002)   (.005)   (.009)     (.003)   (.009)  (.007)  (.006)     (.005)
    Distributions from
      capital gains.........               (.051)    (.026)   (.048)   (.075)     (.008)   (.033)  (.045)  (.008)     (.021)
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
        Total
           distributions....               (.051)    (.028)   (.053)   (.084)     (.011)   (.042)  (.052)  (.014)     (.026)
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
Net asset value, end of
  period....................              $2.160    $1.808   $1.797   $1.682     $1.684   $1.198  $1.265   $.954      $.899
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
                              --------  --------  --------  -------  --------   -------  -------  ------  ------      -----
Total return (c)............                22.8%      2.3%    10.4%     5.0%      41.8%    (2.1)%   38.2%    7.8%      (7.5)%(e)
Net assets, end of period
  (in thousands)............            $163,520  $115,607  $84,840  $52,365    $23,822  $10,241  $5,386  $2,184     $1,250
Ratio of expenses to average
  daily net assets (d)......                 .80%      .83%     .86%     .90%       .90%     .90%    .90%    .90%       .90%(f)
Ratio of net investment
  income to average daily
  net assets (d)............                (.15)%     (.09)%     .12%     .42%     .92%    1.15%   1.03%    .91%      1.19%(f)
Portfolio turnover rate
  (excluding short-term
  securities)...............                51.1%     68.4%    95.9%   138.8%      70.5%    57.9%   89.1%  103.0%     121.6%

---------
(a) The inception of the portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) On October 1, 1992, the portfolio entered into a new sub-advisory agreement with Winslow Capital Management, Inc. to perform sub-advisory services for the portfolio. Prior to October 1, 1992, the portfolio had a sub-advisory agreement with Alliance Capital Management L.P. for sub-advisory services.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(d) Minnesota Mutual voluntarily absorbed $16,612, $15,552, $7,786, $8,899, $12,636 and $7,450 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .94%, 1.00%, 1.00%, 1.14%, 1.62% and 1.96%, respectively, and the ratio of net investment income to average daily net assets would have been .38%, .82%, 1.05%, .79%, .19% and .13%, respectively.
(e) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(f)  Adjusted to an annual basis.

INTERNATIONAL STOCK PORTFOLIO


                                                                                           PERIOD FROM
                                                                                              MAY 1,
                                                           YEAR ENDED DECEMBER 31,         1992 (a) TO
                                                    -------------------------------------  DECEMBER 31,
                                                      1996      1995      1994     1993        1992
                                                    --------  --------  --------  -------  ------------
Net asset value, beginning of period..............              $1.235    $1.310    $.919       $1.000
                                                    --------  --------  --------  -------     ------
Income from investment operations:
    Net investment income.........................                .033      .011     .016       .010
    Net gains or losses on securities (both
      realized and unrealized)....................                .142     (.015)    .389      (.077)
                                                    --------  --------  --------  -------     ------
        Total from investment operations..........                .175     (.004)    .405      (.067)
                                                    --------  --------  --------  -------     ------
Less distributions:
    Dividends from net investment income..........                  --     (.029)   (.007)     (.010)
    Excess distributions of net investment
      income......................................                  --        --       --      (.002)
    Tax return of capital.........................                  --     (.001)      --         --
    Distributions from capital gains..............                  --     (.041)   (.007)        --
    Excess distributions of net realized gains....                  --        --       --      (.002)
                                                    --------  --------  --------  -------     ------
        Total distributions.......................                  --     (.071)   (.014)     (.014)
                                                    --------  --------  --------  -------     ------
Net asset value, end of period....................              $1.410    $1.235   $1.310      $.919
                                                    --------  --------  --------  -------     ------
                                                    --------  --------  --------  -------     ------
Total return (b)..................................                14.2%      (.3)%    44.2%      (6.8)%(d)
Net assets, end of period (in thousands)..........            $140,770  $107,490  $61,106    $17,401
Ratio of expenses to average daily net
  assets (c)......................................                1.04%     1.24%    1.55%      2.00%(e)
Ratio of net investment income to average daily
  net assets (c)..................................                2.69%     1.68%    1.04%      2.10%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                20.3%     12.9%    12.7%      11.7%

---------
(a) The inception of the portfolio was January 21, 1992. However, operations did not commence until May 1, 1992 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $8,450 in expenses for the period from May 1, 1992 to December 31, 1992. Had the portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been 2.09% and the ratio of net investment income to average daily net assets would have been 2.01%.
(d) Total return presented for the period from May 1, 1992, commencement of operations, to December 31, 1992.
(e)  Adjusted to an annual basis.

SMALL COMPANY PORTFOLIO


                                                                                                 PERIOD FROM
                                                                                                    MAY 3,
                                                             YEAR ENDED DECEMBER 31,             1993 (a) TO
                                                    ------------------------------------------   DECEMBER 31,
                                                        1996           1995           1994           1993
                                                    ------------   ------------   ------------   ------------
Net asset value, beginning of period..............                       $1.226         $1.157        $1.000
                                                          ------         ------         ------      ------
Income from investment operations:
    Net investment income.........................                         .002           .002          --
    Net gains or losses on securities (both
     realized and unrealized).....................                         .392           .069        .173
                                                          ------         ------         ------      ------
        Total from investment operations..........                         .394           .071        .173
                                                          ------         ------         ------      ------
Less distributions:
    Dividends from net investment income..........                        (.002)         (.002)         --
    Distributions from net realized gains.........                        (.016)            --       (.015)
    Excess distributions of net realized gains....                           --             --       (.001)
                                                          ------         ------         ------      ------
        Total distributions.......................                        (.018)         (.002)      (.016)
                                                          ------         ------         ------      ------
Net asset value, end of period....................                       $1.602         $1.226      $1.157
                                                          ------         ------         ------      ------
                                                          ------         ------         ------      ------
Total return (b)..................................                         32.1%           6.2%       17.4%(c)
Net assets, end of period (in thousands)..........                   $   98,895     $   51,105     $13,043
Ratio of expenses to average daily net
  assets (d)......................................                          .84%           .89%        .90%(e)
Ratio of net investment income (loss) to average
  daily net assets (d)............................                          .15%           .24%       (.02)%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                         61.3%          28.1%       34.9%

---------
(a) The inception of the portfolio was January 26, 1993. However, operations did not commence until May 3, 1993 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 3, 1993, commencement of operations, to December 31, 1993.
(d) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70)%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 1998 PORTFOLIO


                                                                        PERIOD FROM
                                                        YEAR ENDED         MAY 2,
                                                       DECEMBER 31,     1994 (a) TO
                                                    ------------------  DECEMBER 31,
                                                      1996      1995        1994
                                                    --------  --------  ------------
Net asset value, beginning of period..............               $.945        $.989
                                                    --------  --------     ------
Income from investment operations:
    Net investment income.........................                .059       .043
    Net gains or losses on securities (both
     realized and unrealized).....................                .092      (.043)
                                                    --------  --------     ------
        Total from investment operations..........                .151         --
                                                    --------  --------     ------
Less distributions:
    Dividends from net investment income..........               (.058)     (.044)
    Distributions from capital gains..............                  --         --
                                                    --------  --------     ------
        Total distributions.......................               (.058)     (.044)
                                                    --------  --------     ------
Net asset value, end of period....................              $1.038      $.945
                                                    --------  --------     ------
                                                    --------  --------     ------
Total return (b)..................................                16.0%        .1%(c)
Net assets, end of period (in thousands)..........              $5,057     $3,402
Ratio of expenses to average daily net assets
  (d).............................................                 .20%       .20%(e)
Ratio of net investment income to average daily
  net assets (d)..................................                6.22%      6.45%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                 9.0%        --

---------
(a) The inception of the portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $22,794 and $21,714 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 5.70% and 5.53%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2002 PORTFOLIO


                                                                        PERIOD FROM
                                                        YEAR ENDED         MAY 2,
                                                       DECEMBER 31,     1994 (a) TO
                                                    ------------------  DECEMBER 31,
                                                      1996      1995      1994 (a)
                                                    --------  --------  ------------
Net asset value, beginning of period..............               $.932       $.977
                                                    --------  --------      -----
Income from investment operations:
    Net investment income.........................                .072       .047
    Net gains or losses on securities (both
     realized and unrealized).....................                .161      (.044)
                                                    --------  --------      -----
        Total from investment operations..........                .233       .003
                                                    --------  --------      -----
Less distributions:
    Dividends from net investment income..........               (.072)     (.048)
    Tax return of capital.........................               (.002)        --
    Distributions from capital gains..............                  --         --
                                                    --------  --------      -----
        Total distributions.......................               (.074)     (.048)
                                                    --------  --------      -----
Net asset value, end of period....................              $1.091      $.932
                                                    --------  --------      -----
                                                    --------  --------      -----
Total return (b)..................................                25.0%        .3%(c)
Net assets, end of period (in thousands)..........            $  3,049    $ 2,575
Ratio of expenses to average daily net assets
  (d).............................................                 .20%       .20%(e)
Ratio of net investment income to average daily
  net assets (d)..................................                6.52%      7.18%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                  --       11.6%

---------
(a) The inception of the portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $24,709 and $23,298 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.06% and 1.52%, respectively and the ratio of net investment income to average daily net assets would have been 5.66% and 5.86%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO


                                                                        PERIOD FROM
                                                        YEAR ENDED         MAY 2,
                                                       DECEMBER 31,     1994 (a) TO
                                                    ------------------  DECEMBER 31,
                                                      1996      1995        1994
                                                    --------  --------  ------------
Net asset value, beginning of period..............               $.923       $.970
                                                    --------  --------      -----
Income from investment operations:
    Net investment income.........................                .069       .047
    Net gains or losses on securities (both
     realized and unrealized).....................                .251      (.046)
                                                    --------  --------      -----
        Total from investment operations..........                .320       .001
                                                    --------  --------      -----
Less distributions:
    Dividends from net investment income..........               (.069)     (.048)
    Distributions from capital gains..............                  --         --
                                                    --------  --------      -----
        Total distributions.......................               (.069)     (.048)
                                                    --------  --------      -----
Net asset value, end of period....................            $  1.174    $  .923
                                                    --------  --------      -----
                                                    --------  --------      -----
Total return (b)..................................                34.7%        .1%(c)
Net assets, end of period (in thousands)..........            $  2,570    $ 1,860
Ratio of expenses to average daily net assets
  (d).............................................                 .40%       .40%(e)
Ratio of net investment income to average daily
  net assets (d)..................................                6.56%      7.45%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                10.0%        --

---------
(a) The inception of the portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $25,199 and $24,803 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.56% and 2.37%, respectively and the ratio of net investment income to average daily net assets would have been 5.40% and 5.48%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO


                                                                        PERIOD FROM
                                                        YEAR ENDED         MAY 2,
                                                       DECEMBER 31,     1994 (a) TO
                                                    ------------------  DECEMBER 31,
                                                      1996      1995        1994
                                                    --------  --------  ------------
Net asset value, beginning of period..............               $.910      $.962
                                                    --------  --------     ------
Income from investment operations:
    Net investment income.........................                .070       .049
    Net gains or losses on securities (both
     realized and unrealized).....................                .304      (.052)
                                                    --------  --------     ------
        Total from investment operations..........                .374      (.003)
                                                    --------  --------     ------
Less distributions:
    Dividends from net investment income..........               (.070)     (.049)
    Distributions from capital gains..............                  --         --
                                                    --------  --------     ------
        Total distributions.......................               (.070)     (.049)
                                                    --------  --------     ------
Net asset value, end of period....................              $1.214      $.910
                                                    --------  --------     ------
                                                    --------  --------     ------
Total return (b)..................................                41.2%       (.3)%(c)
Net assets, end of period (in thousands)..........              $1,384     $1,071
Ratio of expenses to average daily net assets
 (d)..............................................                 .40%       .40%(e)
Ratio of net investment income to average daily
 net assets (d)...................................                6.58%      7.79%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................                  --       14.5%

---------
(a) The inception of the portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $26,308 and $25,888 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.68% and 4.01%, respectively and the ratio of net investment income to average daily net assets would have been 4.30% and 4.18%, respectively.
(e)  Adjusted to an annual basis.

VALUE STOCK PORTFOLIO


                                                                        PERIOD FROM
                                                        YEAR ENDED         MAY 2,
                                                       DECEMBER 31,     1994 (a) TO
                                                    ------------------  DECEMBER 31,
                                                      1996      1995        1994
                                                    --------  --------  ------------
Net asset value, beginning of period..............              $1.044       $1.010
                                                    --------  --------     ------
Income from investment operations:
    Net investment income.........................                .010       .008
    Net gains or losses on securities (both
     realized and unrealized).....................                .331       .038
                                                    --------  --------     ------
        Total from investment operations..........                .341       .046
                                                    --------  --------     ------
Less distributions:
    Dividends from net investment income..........               (.010)     (.009)
    Distributions from capital gains..............               (.063)     (.003)
                                                    --------  --------     ------
        Total distributions.......................               (.073)     (.012)
                                                    --------  --------     ------
Net asset value, end of period....................              $1.312     $1.044
                                                    --------  --------     ------
                                                    --------  --------     ------
Total return (b)..................................                33.0%       4.6%(c)
Net assets, end of period (in thousands)..........             $31,825     $8,771
Ratio of expenses to average daily net assets
 (d)..............................................                 .89%       .90%(e)
Ratio of net investment income to average daily
 net assets (d)...................................                1.25%      2.07%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................               164.2%      49.5%

---------
(a) The inception of the portfolio was January 18, 1994. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(e)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
PERFORMANCE
DATA
------------------------------------

                    From time to time the Fund may publish advertisements containing performance data relating to its Portfolios. In the case of the Money Market Portfolio, the Fund will publish yield or effective yield quotations for a seven-day or other specified period. In the case of Portfolios other than the Money Market Portfolio, the Fund may publish yield quotations for a recent 30-day period. The Fund may also publish, for all Portfolios, cumulative total return quotations for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. All quotations of 30-day yields and cumulative total returns will be accompanied by average annual total return quotations for a one-year period and for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Performance figures used by the Fund are based on historical information of the Portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. The various performance figures used in Fund advertisements are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.
  PERFORMANCE FIGURES OF THE FUND WILL NOT REFLECT CHARGES MADE PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES. FUND PERFORMANCE INFORMATION WILL BE PRESENTED IN CONJUNCTION WITH PERFORMANCE INFORMATION ABOUT THOSE POLICIES OR CONTRACTS. PURCHASERS OF VARIABLE CONTRACTS ISSUED BY MINNESOTA MUTUAL SHOULD THEREFORE RECOGNIZE THAT THE YIELD, CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN ON THE SEPARATE ACCOUNT ASSETS RELATING TO SUCH A CONTRACT WHICH ARE INVESTED IN SHARES OF ANY OF THE FUND'S PORTFOLIOS WOULD BE LOWER THAN THE YIELD, CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF SUCH PORTFOLIO FOR THE SAME PERIOD.

  MONEY MARKET PORTFOLIO YIELD. Yield quotations for the Money Market Portfolio are based on the income generated by an investment in the portfolio over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the portfolio is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. The yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31,
1996 were    % and    %, respectively. (See also, "Performance Data" in the
Statement of Additional Information.)

  YIELD QUOTATIONS FOR OTHER PORTFOLIOS. Yield figures may also be quoted for Portfolios other than the Money Market Portfolio and the International Stock Portfolio. Yield figures will always be based on a 30-day period and will be determined by dividing the net investment income per share of the Portfolio during the period by the net asset value per share on the last day of the period. An annualized yield figure is computed on the assumption that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For purposes of the computation, net investment income is determined in accordance with rules prescribed by the Securities and Exchange Commission, and it may differ from the actual net investment income determined for the period under the Fund's accounting practices.
  TOTAL RETURN FIGURES. Cumulative total return figures may also be quoted for all Portfolios of the Fund. Cumulative total return is based on a hypothetical $1,000 investment in the Portfolio at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period with dividend and capital gain distributions treated as reinvested.
  All quotations of yields for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for one-year and five-year periods and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the redemption value of that investment at the end of the period.
  PREDICTABILITY OF RETURN. For each of the Maturing Government Bond Portfolios, the Fund may calculate an anticipated growth rate (AGR) and an anticipated value at maturity (AVM) on any day on which the Fund values its securities. AGR is an estimate of the average annual total return that would be experienced by an investment maintained in the Portfolio from the date of initial purchase until the target maturity date, assuming no withdrawals or additional investments. AVM is the estimated value of such an investment at the target maturity date. AGR and AVM, like the Portfolios' historical total return data discussed above, do not reflect any loads or contract charges deducted from payments or from separate account assets. Daily calculations for each are necessary because (i) the AGR and AVM calculations assume, among other things, an expense ratio and portfolio composition that remains unchanged for the life of each such Portfolio to the target date at maturity, and (ii) such calculations are therefore meaningful as a measure of predictable return with respect to particular shares only if such shares are held to the applicable target maturity date and only with respect to shares purchased on the date of such calculations (the AGR and AVM applicable to shares purchased on any other date may be materially different). Those assumptions can only be hypothetical given that owners of shares have the option to purchase or redeem those shares on any business day, and will receive dividend and capital gain distributions through the receipt of additional shares. A number of factors in addition to shareholder activity can cause a Maturing Government Bond Portfolio's AGR and AVM to change from day to day. These include the adviser's efforts to improve total return through market opportunities, transaction costs, interest rate changes and other events that affect the market value of the investments held in each Maturing Government Bond Portfolio. Despite these factors, it is anticipated that if specific shares of a Maturing Government Bond Portfolio are held to the applicable target maturity date, then the AGR and AVM applicable to such shares (i.e., calculated as of the date of purchase of such shares) will vary from the actual return experienced by such shares within a narrow range.
  ADDITIONAL PERFORMANCE INFORMATION. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, or by calling (612) 298-3500.

--------------------------------------------------------------------------------
THE FUND
------------------------------------

               MIMLIC Series Fund, Inc., (the "Fund") is a diversified, open-end management investment company incorporated under Minnesota law on February 21, 1985. The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") has established certain separate accounts for the purpose of issuing variable annuity contracts and variable life insurance policies (collectively, the "Contracts"). The Fund serves as the underlying investment medium for amounts invested in the Contracts. The Fund may also be used as the underlying investment medium for separate accounts of the North Star Life Insurance Company, a wholly-owned life insurance subsidiary of Minnesota Mutual domiciled in the state of New York.

  It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Fund currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. The costs of resolving any such material conflicts will be borne solely by Minnesota Mutual.

  The Fund is a series company, which means that it consists of several separate Portfolios, each with its own investment objectives. Currently, there are twenty such Portfolios: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, the Value Stock Portfolio, four Maturing Government Bond Portfolios (maturing respectively in 1998, 2002, 2006 and 2010), the Macro-Cap Value Portfolio, the Index 400 Mid-Cap Portfolio, the Small Company Value Portfolio, the Micro-Cap Value Portfolio, the Micro-Cap Growth Portfolio and the International Bond Portfolio. Each Portfolio issues a separate class of the Fund's common stock. The investment adviser of the Fund is Advantus Capital Management, Inc., a Minnesota corporation ("Advantus Capital"). Advantus Capital has entered into an investment sub-advisory agreement with Winslow Capital Management, Inc. ("Winslow Management"), a

Minnesota corporation with principal offices in Minneapolis, Minnesota, under which Winslow Management serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio. Advantus Capital has also entered into an investment sub-advisory agreement with Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida ("Templeton Counsel"), under which Templeton Counsel serves as investment sub-adviser to the Fund's International Stock Portfolio. Advantus Capital has entered into a sub-advisory agreement with J.P. Morgan Investment Management Inc. ("Morgan Investment"), a Delaware corporation with primary offices in New York, New York, under which Morgan Investment provides advisory services to the Macro-Cap Value Portfolio. Advantus Capital has entered into a sub-advisory agreement with Keystone Investment Management Company, ("Keystone Management"), a Delaware corporation with primary offices in Boston, Massachusetts, under which Keystone provides advisory services to the Micro-Cap Value Portfolio. Advantus Capital has entered into a sub-advisory agreement with Wall Street Associates, ("Wall Street"), a California corporation with primary offices in La Jolla, California, under which Wall Street provides advisory services to the Micro-Cap Growth Portfolio. Advantus Capital has entered into a sub-advisory agreement with Julius Baer Investment Management Inc. ("Julius Baer"), a Delaware corporation with primary offices in New York, New York, under which Julius Baer provides advisory services to the International Bond Portfolio.

  Currently, Fund shares may be purchased only by Minnesota Mutual to fund the Contracts. Minnesota Mutual is a mutual life insurance company which is domiciled in Minnesota and authorized to do business in 49 states. Fund shares are not offered directly to and may not be purchased directly by members of the public. Consequently, the terms "shareholder" and "shareholders" in this Prospectus refer to Minnesota Mutual.
  The value of certain benefits under the Contracts will vary with the investment performance of the Fund's Portfolios. Because contract owners will allocate their investments among the Portfolios of the Fund, in response to or in anticipation of changes in market or economic conditions, prospective purchasers should carefully consider the information about the Fund and its Portfolios presented in this Prospectus prior to purchasing such a Contract.

--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVES,
POLICIES AND RISKS
------------------------------------

                           Each Portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of a security to changes and conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates.
  Some debt securities may be purchased on a when-issued or forward commitment basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. The Fund does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.
  The investment objective, certain policies and risks associated with each Portfolio are as described below. The investment policies of the Fund set forth in this Prospectus and in the Statement of Additional Information may be changed without shareholder approval except that the investment objectives of a Portfolio as set forth in this Prospectus are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.

--------------------------------------------------------------------------------
GROWTH                                                                         -
PORTFOLIO
           The investment objective of the Growth Portfolio is to seek the long-term accumulation of capital. Current income, while a factor in investment selection, is a secondary objective. In pursuit of these objectives the Growth Portfolio will follow a policy of investing primarily in common stocks and other equity securities. Such investments involve greater investment risk than fixed income securities.

  The Portfolio's growth approach is based on sound fundamental investment analysis in which individual stock selection is critical. Thus, the Portfolio's holdings are selected on the basis of a fundamental analysis which seeks to identify sound companies whose stock prices, in the opinion of MIMLIC Management, do not reflect their long-term growth potential.
  Generally, the Portfolio invests in companies with strong long-term outlooks. These quality issues are emphasized as a way to protect against downside risk inherent in the stock market. However, the Portfolio may also seek to achieve its objective by investing in companies which, in MIMLIC Management's judgment, have temporarily undervalued securities, or, because of new management, products or markets or other factors, show promise of substantially improved results.
  The assets of the Portfolio usually will be invested in a diversified portfolio of equity securities, mainly common stocks, across all industry sectors. Changes in investments will be made from time to time to take into account changes in the outlook for particular industries or companies and in the general level of common stock prices. The purchase of common stocks may occur in rising or declining markets.
  The Portfolio will typically maintain a fully invested position, but when economic conditions or general levels of common stock prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.
  The Portfolio may invest up to 10% of the value of its total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitations.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties in pursuing (or be unable to pursue) legal remedies and in obtaining judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

--------------------------------------------------------------------------------
BOND                                                                           -
PORTFOLIO
           The investment objective of the Bond Portfolio is to seek as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. In pursuit of these objectives, the Bond Portfolio will follow a policy of investing primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
  The Fund anticipates that under normal circumstances at least 75% of the Portfolio's assets, exclusive of cash items which may include commercial paper, certificates of deposit and United States Treasury obligations not exceeding one year in maturity, will be invested in one or more of the following types of securities:

- Corporate debt securities which at the time of purchase are rated within the four highest grades assigned by Moody's, S&P or any other national rating service. To the extent that the Portfolio invests in bonds in the lowest of such four grades (i.e., in bonds rated BBB or Baa by S&P or Moody's, respectively) it will be investing in bonds which may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in such bonds than is the case with higher grade bonds. If, after acquisition, a bond is downgraded by the rating agencies to a rating lower than BBB or Baa by S&P or Moody's, respectively, it is the Fund's general policy to dispose of such downgraded securities.

- Debt securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. (Purchases of United States Treasury obligations of all maturities will be limited in accordance with the diversification regulations issued under Section 817(h) of the Internal Revenue Code.)
  The balance of the Portfolio's assets, exclusive of cash items, may be invested in other fixed income investments not described above including corporate debt securities or preferred stocks which in either case may or may not be convertible. It is not expected that the Portfolio will invest in common stocks, rights to acquire common stocks or other equity securities, but it may retain for reasonable periods of time up to five percent of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities.
  The Portfolio may purchase mortgage-backed securities issued by government entities (some of which may be U.S. Government agency issued or guaranteed debt securities of the types described above) and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.
  The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
  The Portfolio may also invest in collateralized mortgage obligations ("CMOs") of the type eligible for purchase by the Mortgage Securities Portfolio (see the discussion of CMOs, and the risks associated therewith, under the caption "Mortgage Securities Portfolio," below). The Bond Portfolio, however, will not purchase "accrual" or "Z" bond types of CMOs (a CMO tranche which is not entitled to receive cash payments until one or more other tranches have been paid in full); inverse or reverse floating CMOs (a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable interest rate index); or "interest only" or "principal only" stripped mortgage-backed securities.
  The Portfolio may also purchase asset-backed securities, which usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
  To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
  The Portfolio may invest in debt securities issued by foreign governments and companies, provided that such securities are U.S. dollar-denominated and publicly-traded in the United States. Such securities do not present the same currency risks as securities traded outside the United States and denominated in a foreign currency. Investing in securities of foreign issuers may, nonetheless, result in greater risk than that incurred in investing in securities of domestic issuers. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to United States Government securities laws, and may not have been prepared in accordance with generally accepted account principles.
  It is expected that the Bond Portfolio will invest in debt securities of varying long-term maturities and from various industry classifications, depending on MIMLIC Management's evaluation of current and anticipated market conditions, as well as industry outlook and company operations. Yields on debt securities depend upon a number of factors, including the size of a particular offering, maturities and ratings of the obligations and general economic, monetary and market conditions. The market value of debt instruments will vary depending on their respective yields and, as a result, the net asset value of the Bond Portfolio will change from time to time as the general level of interest rates change.
  When economic conditions or general levels of debt security prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may invest a substantial portion of its assets in intermediate-term or short-term debt securities including cash and money market instruments. The Portfolio may temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.
  The Bond Portfolio will engage in portfolio transactions when MIMLIC Management believes that such transactions will help to achieve the Portfolio's overall objectives. Portfolio securities may or may not be held to maturity.

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MONEY MARKET                                                                   -
PORTFOLIO
           The investment objective of the Money Market Portfolio is to seek maximum current income to the extent consistent with liquidity and the preservation of capital. In pursuit of this objective the Money Market Portfolio will follow a policy of investing in money market instruments and other debt securities. The return produced by these securities will reflect fluctuations in short-term interest rates.
  The Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Portfolio is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation, or Prime-1 or Prime-2 by Moody's Investors Service, Inc.
  Rule 2a-7 also requires, among other things, that the Portfolio may not invest, other than in United States "Government securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Portfolio's present practice is not to purchase any Second Tier Securities.
  Subject to these limitations, the money market instruments held by the Portfolio shall include:

- Obligations issued or guaranteed as to principal or interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the United States Government pursuant to authority granted by Congress.

- Obligations (including certificates of deposit and bankers acceptances) of United States banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2 billion, United States dollar denominated obligations of Canadian chartered banks, London branches of United States banks, and United States branches or agencies of foreign banks if such banks meet the above-stated qualifications, and certificates of deposit of such banks and savings and loan associations regardless of size provided that the amount of the deposit does not exceed $100,000 for any one bank or savings and loan association and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

-  Obligations of the International Bank for Reconstruction and Development.

- Commercial paper (including variable amount master demand notes) issued by United States limited partnerships, corporations or foreign corporations directly related to the United States corporations.

- Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

-  Repurchase agreements with respect to any of the foregoing obligations.
  By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Money Market Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.
  The Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Selling securities prior to their maturity may result in the Portfolio's realizing gains and losses.

  Repurchase agreements involve the risk that the seller may fail to repurchase the underlying security. In such event, the Portfolio would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan, the Portfolio may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including
(a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expense involved in the enforcement of the Portfolio's rights. The Board of Directors of the Fund has an obligation to evaluate the creditworthiness of all entities that enter into repurchase agreements with the Fund.
  Obligations of Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolio invests, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks are subject to fewer United States regulatory restrictions than those applicable to domestic banks, and London branches of United States banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, United States branches and agencies of foreign banks, and London branches of United States banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record keeping standards as, domestic banks.
  The Portfolio will not invest more than a total of 25% of its total assets in obligations of Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks.
  See Appendix A to this Prospectus for more information on certain of the Fund's investment policies, including descriptions of money market obligations and ratings.

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ASSET ALLOCATION                                                               -
PORTFOLIO
           The investment objective of the Asset Allocation Portfolio is to seek as high a level of long-term total rate of return as is consistent with prudent investment risk. In pursuit of this objective the Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds, mortgage securities and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities, and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
  The Asset Allocation Portfolio may invest in the following types of money market, debt and equity securities:

- Money market instruments and other debt securities with maturities not exceeding one year in which the Money Market Portfolio may invest.

- Bonds and other debt securities, including mortgage-related securities, with maturities generally exceeding one year in which the Bond and Mortgage Securities Portfolios may invest.

- Common stock and other equity securities in which the Growth, Index 500, Capital Appreciation and Small Company Portfolios may invest.
  Thus, with respect to equity securities, the Portfolio will attempt to achieve long-term accumulation of capital. With respect to mortgage-related securities and bonds, the Portfolio will attempt to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholder's capital. With respect to money market securities, the Portfolio will attempt to achieve maximum current income to the extent consistent with liquidity and preservation of capital.
  The Portfolio will continuously adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. No more than 75% of the Portfolio's assets may be invested in either the common stock sector or the bond sector. Up to 100% of the Portfolio's assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors. Major changes in investment mix may occur several times within a year or over several years, depending upon market and economic conditions.

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MORTGAGE SECURITIES                                                            -
PORTFOLIO
           The investment objective of the Mortgage Securities Portfolio is to seek a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investing primarily in a diversified portfolio of mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
  The Fund anticipates that under normal circumstances at least 65% of the Portfolio's assets will be invested in mortgage-related securities (except when in a temporary defensive posture) of the following types:

- Mortgage-related securities issued by United States Government owned or sponsored corporations (purchases of these securities will be limited in accordance with the diversification regulations for variable insurance contracts issued under Section 817(h) of the Internal Revenue Code).

- Mortgage-related securities rated A or better by Moody's or S&P or rated at a comparable level by an independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by MIMLIC Management.
  At times the Portfolio may invest in mortgage-related securities not meeting the foregoing investment quality standards when deemed by MIMLIC Management to be consistent with the Portfolio's objective of high current income to the extent consistent with prudent investment risk; however, the Portfolio will not invest in mortgage-related securities, or debt securities not mortgage related, rated lower than BBB or Baa by S&P or Moody's, respectively, and no such investments (i.e., investments in securities rated BBB or Baa) will be made in excess of 20% of the value of the Portfolio's total assets. (Investments in mortgage-related securities rated BBB or Baa will be considered mortgage-related securities for purposes of the policy that the Portfolio invest at least 65% of the value of its total assets in mortgage-related securities.) To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in such securities than is the case with higher grade securities. If, after acquisition, a security is downgraded by the rating agencies to a rating lower than BBB or Baa by S&P or Moody's, respectively, it is the Fund's general policy to dispose of such downgraded securities. MIMLIC Management monitors continuously the ratings of securities held by the Portfolio and the creditworthiness of their issuers.
  The Portfolio may invest up to 35% of the value of its total assets in the following types of securities: (i) securities issued or guaranteed by the United States Government, its agencies and instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, and (iv) debt securities which, although not mortgage-related securities, are rated BBB or Baa or better by S&P or Moody's, respectively, or, if not rated, are of equivalent investment quality as determined by MIMLIC Management; such securities may entitle the holder to participate in income derived from mortgaged properties or from sales thereof. The Portfolio will not invest in debt securities rated BBB or Baa by S&P or Moody's, respectively, (or, if not rated, are of equivalent investment quality as determined by MIMLIC Management), including mortgage-related securities, in excess of 20% of the value of the Portfolio's total assets. When business or financial conditions warrant, the Portfolio may take a temporary defensive position and invest without limit in the foregoing securities.
  Although some of the mortgage-related securities held by the Portfolio are guaranteed by governmental and government-related organizations, the governmental and government-related guarantors do not guarantee the Portfolio's yield or the price of its shares. The net asset value of the Portfolio fluctuates in response to changes in the general level of interest rates. When interest rates rise, prices of fixed income securities held by the Portfolio tend to fall and the rate of prepayment of mortgages underlying mortgage-related securities tends to decline (lengthening the average maturity of the Portfolio). In periods of declining interest rates, however, the prices of such securities tend to rise and the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, and such prepayments must be reinvested at the then prevailing lower interest rates. In addition, the net asset value of the Portfolio may fluctuate in response to the market's perception of the creditworthiness of the issuers of the Portfolio's securities. The availability of interest-sensitive mortgage-related securities, in which the Portfolio concentrates its investments, may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Although mortgage-related securities are generally supported by some form of government or private guarantees and insurance, the Portfolio's shares are not guaranteed and there can be no assurance that private insurers can meet their obligations.
  The mortgage-related securities in which the Portfolio principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations.
  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities usually provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrower on their residential or commercial mortgage loans, net of any fees paid, to the servicer, the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, curtailments (partial prepayment) or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. For further information about the characteristics of mortgage-related securities, see Appendix B to this Prospectus.
  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, banks and other financial institutions, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers MIMLIC Management determines that the securities meet the Portfolio's quality and liquidity standards.
  The Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings.

Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
  The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. For that reason, and except as otherwise provided (see the following paragraphs for a discussion of the Portfolio's investment policies regarding CMOs known as "Z" bonds and inverse or reverse floating CMOs), the Portfolio will not purchase a CMO tranche unless, at the time of purchase, such tranche is part of a series with either the first or second highest priority within the CMO to receive cash flows. These types of CMOs tend to provide more predictable and stable returns, but carry lower current yields, than other more volatile CMOs (which have a lower cash flow priority). A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
  The Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part.

As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the Portfolio will not purchase a Z bond if the Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
  The Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.
  The Portfolio may purchase stripped mortgage-backed securities, which represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.
  The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy the Portfolio will treat all IOs and POs as illiquid securities. Therefore, the Portfolio will limit its investments in IOs and POs, together with all other illiquid securities, to 15% of the Portfolio's net assets. See "Investment Restrictions."

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INDEX 500                                                                      -
PORTFOLIO

           The investment objective of the Index 500 Portfolio is to seek investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). The Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio. (See "The Standard & Poor's License," below.)

  The Portfolio will at all times invest at least 75%, and may invest up to 100%, of its assets in common stocks included in the Index. There is no minimum or maximum number of stocks included in the Index which the Portfolio must hold. Under normal circumstances it is expected that the Portfolio will hold between 200-450 different stocks included in the Index.
  The Portfolio uses the Index as the standard performance comparison because it represents over 70% of the total market value of all common stocks, is well known to investors, and in the opinion of MIMLIC Management is representative of the performance of publicly traded common stocks. The

Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment.
  The method used to select investments for the Portfolio involves investing primarily in those stocks in the Index having the highest statistical weightings in the Index. Stocks in the Index are ranked in accordance with their statistical weightings from highest to lowest. The Portfolio will invest in all of the stocks above a specified level in the ranking in approximately the same proportion as the weightings of those stocks in the Index. However, the Portfolio will not invest in all of the stocks below the specified level in the ranking, but rather will invest only in those stocks, and in amounts, as MIMLIC Management determines to be necessary or appropriate for the Portfolio to approximate the performance of the Index. To assist in such determination MIMLIC Management has entered into an agreement with Wilshire Associates which permits MIMLIC Management to use Wilshire Associates' proprietary index fund statistical sampling technique. The Portfolio's ability to duplicate the performance of the Index will depend to some extent, however, on the size and timing of cash flows into or out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio's holdings to the Index to the maximum practicable extent.
  MIMLIC Management monitors the tracking accuracy of the Portfolio to the Index by comparing the weightings of securities in the Portfolio to that of the Index. A difference between the two results in a deviation error in the Portfolio's composition. MIMLIC Management anticipates that the deviation in each sector of the Portfolio will not exceed .14%. The amount of the Portfolio's deviation is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the Index. If deviation accuracy is not maintained, the Portfolio will rebalance its composition by selecting securities which, in the opinion of MIMLIC Management, will provide a more representative sampling of the capitalization of the securities in the Index as a whole or a more representative sampling of the sector diversification in the Index. This rebalancing may be accomplished by either a purchase or sale of securities and is based upon an analysis of the position of the Portfolio with respect to securities held by it, the number of securities held, the industrial sectors represented and its current cash balance.
  Economic, financial, or market analysis will not be used in selecting investments for the Portfolio, nor will adverse financial condition of a company necessarily result in the sale of the company's stock by the Portfolio. However, the Portfolio reserves the right to sell a stock held if MIMLIC Management determines that the investment has been impaired substantially by the financial condition of or extraordinary events involving the stock's issuer.

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CAPITAL APPRECIATION                                                           -
PORTFOLIO
           The investment objective of the Capital Appreciation Portfolio is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is of course no assurance that the Portfolio's investment objective will be met.
  Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of equity securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies, as well as in newer and relatively unseasoned companies. Critical factors considered in the selection of securities include the early recognition of trends in corporate profits, the values of individual securities relative to other investment alternatives, the economic and political outlook, and management capabilities.
  It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term, fixed-income securities or preferred stocks or hold its assets in cash. Investments generally will not be made on the basis of market timing techniques, rather it is anticipated that the Portfolio will be relatively fully invested at most times.

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INTERNATIONAL STOCK                                                            -
PORTFOLIO
           The investment objective of the International Stock Portfolio is long-term capital growth. In pursuit of this objective the International

Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth.
  In pursuit of its investment objective, the Portfolio will normally maintain at least 65% of its assets in common and preferred stocks. There is no limitation on the percentage of the Portfolio's assets that may be invested in any one country although the Portfolio will maintain an exposure to the equities markets in at least three countries under normal circumstances.
  The Portfolio has a flexible investment policy. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
  Whenever, in the judgment of Templeton Counsel, market or economic conditions warrant, the Portfolio may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth herein and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.
  The Portfolio is authorized to invest in debt securities that are rated BBB or higher by Standard & Poor's Corporation ("S&P") and Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by Templeton Counsel.
  The Portfolio may invest for defensive purposes in commercial paper of U.S. issuers which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.
  Contract owners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors seeking international diversification.
  The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories. The Portfolio may invest in Eastern European countries, which involves special risks that are described herein.
  Certain of the recent political and economic developments in Eastern Europe, including the introduction of aspects of a market economy in certain Eastern European countries, are related to developments in what was formerly known as the

Soviet Union. Trends in Eastern Europe that may be considered favorable for achievement of the Portfolio's investment objectives may be adversely affected by political or social developments in the Soviet Union. So long as the centralist political powers continue to exercise a significant or, in some countries, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's contract owners.
  The Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations.
  The Portfolio may buy and sell index futures contracts with respect to any non-U.S. stock index. The Portfolio may invest in index futures contracts for hedging purposes only and not for speculation. A Portfolio may engage in such transactions only to the extent that the total contract value of the futures contracts do not exceed 5% of the Portfolio's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of Templeton Counsel to predict correctly movements in the direction of the stock markets. No assurance can be given that Templeton Counsel's judgment in this respect will be correct.
  A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. During or in anticipation of a period of market appreciation, the Portfolio may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the Portfolio proposes to purchase increase in value in correlation with the stock index contracts, the purchase of futures contracts on that index would result in gains to the Portfolio which could be offset against rising prices of such common stock. During or in anticipation of a period of market decline, the Portfolio may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a portfolio of securities decreases in value in relation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.
  A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
  There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
  Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Portfolio for hedging purposes also depends upon Templeton Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.
  Warrants with cash extractions are permitted and may be used as investment alternatives to equity shares. A warrant with a cash extraction consists of one warrant and cash with a current value that closely approximates the current value of an equivalent number of shares that would be delivered if the warrant were exercised. These investment instruments may (1) provide attractive cash yields and (2) minimize capital loss risk. Alternatively, perfect replication of underlying share price movements may be hindered by warrant premiums which occur because shorter-term investors value the leveraging power of naked warrants. Given these circumstances, capital gains potential of warrants with cash extractions may be less than that of underlying shares.
  The International Stock Portfolio has authority to deal in forward foreign exchange contracts between currencies of the different countries in which the Portfolio will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Portfolio's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not engage in naked forward foreign exchange contracts.
  In addition, when Templeton Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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SMALL COMPANY                                                                  -
PORTFOLIO
           The investment objective of the Small Company Portfolio is to seek the long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Dividend income will be incidental to the investment objective for this Portfolio.
  Under normal circumstances, at least 65% of the Small Company Portfolio's assets will be invested in small companies. Such companies may encompass well-known and established companies as well as newer and relatively unknown companies. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test any company deemed to be a small company at the time of the Portfolio's initial position therein will be treated as a small company, regardless of subsequent developments, so long as the Portfolio maintains a position in the company.
  Small companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Management believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  Investments in small companies involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  While historically securities issued by smaller capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Small Company Portfolio is not intended as a complete investment program.
  From time to time, the Portfolio will also invest a portion of its assets in stocks with larger market capitalization whose long-term appreciation potential is believed by the adviser to be well above average.
  The Portfolio may invest up to 10% of the value of its total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See the discussion of foreign securities and ADRs, and the risks of investing therein, under the caption "Growth Portfolio" above.
  The Portfolio will typically maintain a fully invested position, but when economic conditions or general levels of common stock prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.

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VALUE STOCK                                                                    -
PORTFOLIO
           The objective of the Value Stock Portfolio is to seek the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
  The Portfolio will primarily purchase securities of companies that could be described as follows: (a) companies whose securities are selling at low market valuations of assets relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities MIMLIC Management believes are undervalued in relation to their potential for growth in earnings and book value; or (c) companies which have recently changed management or control and have the potential to achieve sharply improved earnings. MIMLIC Management may give emphasis on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.
  Tests applied by the adviser to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by the adviser using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if MIMLIC Management determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.
  The Portfolio's investments will typically be characterized by the purchase of securities with lower price to earnings ratios, lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This approach may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets.
  The Portfolio may invest up to 10% of the value of its total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See the discussion of foreign securities and ADRs, and the risks of investing therein, under the caption "Growth Portfolio" above.
  The Value Stock Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The balance of its assets may be invested in other equity securities or U.S. Government securities or may be held in cash or cash equivalents. However, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.
  The Portfolio will invest primarily in stocks, but it also has the ability to purchase securities, including debt obligations, convertible into common stock and which may produce capital appreciation. Securities that meet the criteria of the Portfolio may not be popular during certain market cycles. Securities held by the Portfolio may experience less volatile price changes during certain market rallies or market downturns than the fluctuations in the market generally as evidenced by common stock indices.
  The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by MIMLIC Management. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. Bonds rated below BBB are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I in the Statement of Additional Information for a description of the ratings used by S&P and Moody's.
  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Portfolio's net asset value. Although they may offer higher yields than do higher rated securities, low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.
  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher rated securities.
  Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolio may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.
  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but MIMLIC Management will consider such event in the determination of whether the Portfolio should continue to hold the security.

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MATURING GOVERNMENT                                                            -
BOND PORTFOLIOS
                 The investment objective of each of the Maturing Government Bond Portfolios is to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective each of the Maturing Government Bond Portfolios seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity.

  Each Maturing Government Bond Portfolio will invest in a portfolio of securities consisting of: (a) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; and (b) receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively "Stripped Treasury Securities"). These Stripped Treasury Securities are not anticipated to be in excess of 55% of the assets of each Portfolio.
  Each Maturing Government Bond Portfolio will also purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by Trusts where the payment of principal and interest to the Trust are guaranteed by the United States, and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Maturing Government Bond Portfolios will also purchase zero coupon securities issued in the United States issued by domestic corporations which consist of corporate debt obligations without interest coupons and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Treasury Securities, Stripped Government Securities and Stripped Corporate Securities are referred to collectively herein as "Stripped Securities."
  Each Maturing Government Bond Portfolio will mature on a specified target date. The current Target Dates, as that term is defined herein, are in September in the years 1998, 2002, 2006 and 2010.
  Under normal circumstances, each Maturing Government Bond Portfolio will invest at least 65% of its net assets in Stripped Treasury Securities and Stripped Government Securities. To pay expenses and to provide funds with which to meet redemption requests, the Maturing Government Bond Portfolios may purchase interest bearing U.S. Government securities and other money market instruments. The Portfolios may enter into repurchase agreements with respect to securities in which they are permitted to invest.
  If the assets of a Maturing Government Bond Portfolio do not exceed $1 million, up to 100% of its net assets may be invested in short-term, interest-paying U.S. Government obligations and repurchase agreements with respect to such securities. To provide income for expenses, redemption payment, and cash dividends, up to 20% of each Maturing Government Bond Portfolio assets may be invested in interest-paying U.S. Government securities and repurchase agreements with respect to such securities.
  When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.
  While many factors may affect the yield to maturity of each of the Portfolios, one such factor which may operate to the detriment of those contract owners holding interests in such Portfolio until maturity, is the ability of other contract owners to purchase or redeem shares on any business day.
  Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a contract owner may experience a significantly different investment return than was anticipated at the time of purchase.
  The Maturing Government Bond Portfolios will also seek to minimize reinvestment risk. Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest, received in cash, will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so an owner of such a security would bear no reinvestment risk if a zero coupon security was held to maturity. Since each Maturing Government Bond Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk.
  Stripped Securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.
  Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the Stripped Securities to be offered at a discount from their face amounts. The market value of Stripped Securities and, therefore the net asset value of the shares of the Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.
  Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its Target Date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.
  When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio as an investment choice or in selecting a particular Maturing Government Bond Portfolio.
  The Fund currently offers four separate Maturing Government Bond Portfolios, each maturing on the third Friday of September of the specific maturity year (the "Target Date"). On each Portfolio's Target Date, the Portfolio will be converted to cash and reinvested in another of the Fund's Portfolios at the direction of the contract owner. If the contract owner does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Market Portfolio and the contract owner will be notified of that allocation.
  The investment adviser of the Portfolios will attempt to maintain the average maturity of each Maturing Government Bond Portfolio within twelve months of that Portfolio's Target Date. A Portfolio of securities consisting entirely of zero coupon securities maturing on the Target Date with no cash or interest bearing securities will have a maturity and duration which are equal.
  Duration is the measure of the length of an investment and its price volatility which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment thus measuring volatility or price fluctuation. Duration is commonly used by professional investment managers to help identify and control reinvestment risk. Since each Maturing Government Bond Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can, under normal circumstances, maintain a Maturing Government Bond Portfolio's average duration within twelve months of the Maturing Government Bond Portfolio's Target Date and thereby reduce its reinvestment risk.
  Under federal income tax laws, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Maturing Government Bond Portfolios each year, even though such Portfolios will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the Maturing Government Bond Portfolios which must be "distributed" to the insurance company shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Maturing Government Bond Portfolio may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.
  The Maturing Government Bond Portfolios may not be appropriate for contract owners who do not plan to have their premiums invested in shares of a Maturing Government Bond Portfolio for a long term or until its maturity.

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MACRO-CAP VALUE                                                                -

PORTFOLIO

           The Macro-Cap Value Portfolio seeks as its investment objective to provide high total return. It pursues this objective by investing primarily in selected common stocks of large U.S. corporations (defined as those with market capitalizations typically above approximately $8 billion at the time of purchase). There can be no assurance that the Portfolio will achieve its investment objective.


  J.P. Morgan seeks to enhance the Portfolio's total return relative to that of the universe of large sized U.S. companies, typically represented by the S&P 500 Index, by investing in those securities that J.P. Morgan's dividend discount model shows as undervalued relative to their long-term earnings power. The median market capitalization of the Portfolio is currently expected to be above $7.5 billion and the average market capitalization is expected to be above $26 billion.


  Fundamental research is the cornerstone of the valuation-driven investment approach. J.P. Morgan's equity analysts develop long-term forecasts of normalized earnings, cash flows and dividends on more than 600 domestic companies in an effort to identify unrecognized value. J.P. Morgan then uses the dividend discount model to rank companies within economic sectors according to their relative value.


  From the universe of securities that are identified as undervalued, J.P. Morgan creates a diversified portfolio of securities which typically has a price/ earnings ratio and a price to book ratio that reflects a value orientation. J.P. Morgan may modestly under or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.


  EQUITY INVESTMENTS. During ordinary market conditions, J.P. Morgan intends to keep the Portfolio essentially fully invested with at least 65% of its assets invested in common stocks having the characteristics described above. The common stock in which the Portfolio may invest includes common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Portfolio may also invest in other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. To a limited extent, the Portfolio may invest in equity securities of foreign corporations. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter (OTC) market, and may invest in certain restricted or unlisted securities.


  CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


  COMMON STOCK WARRANTS. The Portfolio may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


  Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.


  WHEN-ISSUED AND DELAYED DELIVER SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no interest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Portfolio maintains with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.


  LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 10% of the value of the Portfolio's net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year.


  FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. However, the Portfolio does not expect to invest more than 10% of its assets at the time of purchase in securities of foreign issuers. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.


  Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Portfolio securities and could favorably or unfavorably affect the Portfolio's operations.


  The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


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INDEX 400 MID-CAP                                                              -

PORTFOLIO

           The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index.


  The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. The stocks are selected for inclusion in the Index by Standard & Poor's Ratings Group ("S&P") on the basis of the issuer's anticipated contribution to the diversification of the index. A particular stock's weighting in the Index is based on its relative total market value, that is, the stock's market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio. (See "The Standard & Poor's License," below.)


  The Portfolio will not attempt to actively manage the securities held by it. Rather, the Portfolio will utilize a passive approach in pursuit of its investment objective, meaning that the Portfolio will not employ the traditional management functions of economic, financial and market analysis associated with actively managed funds. Thus, unless an issuer's stock is removed from the Index by S&P, an issuer's adverse financial circumstance will not cause its stock to be eliminated from the Portfolio's holdings of securities. The Portfolio is designed for long-term investors seeking the advantages of a "passive" approach for investing in a diversified portfolio of common stocks. All common stocks, including those in the S&P 400 MidCap Index, involve greater investment risk than debt securities. Investors should also be aware that the S&P 400 MidCap Index is an unmanaged index and that its performance does not take into account management fees, brokerage commissions or other costs of investing that the Portfolio must bear.


  The Portfolio will at all times invest at least 75% and may invest up to 100%, of its assets in common stock included in the Index. There is no minimum or maximum number of stocks included in the Index which the Portfolio must hold. Under normal circumstances, it is expected that the Portfolio will hold between 200-350 different stocks included in the Index. Regardless of the number, or relative weightings, of stocks included in the S&P 400 MidCap Index held by the Portfolio, however, the Portfolio's intention is to seek investment results, before Portfolio expenses, which match as closely as possible the investment performance of the S&P 400 MidCap Index.


  In order to maintain adequate liquidity to meet its redemption demands, the Portfolio may also invest up to 10% of its total assets in short-term investments, including repurchase agreements and stock index futures contracts. The use of stock index futures contracts allows the Portfolio to maintain liquidity while also maximizing the level of the Portfolio's assets used to track the performance of the S&P 400 MidCap Index.


  In keeping with the passive management approach, the Portfolio will be managed using a computer program strategy to determine which securities are to be purchased or sold so as to replicate the composition of the S&P 400 MidCap Index to the extent feasible. This strategy distinguishes between "capitalization" securities and "balancing" securities. Capitalization securities represent the very largest capitalization securities in the Index and are added to the Portfolio according to their relative capitalization weight. Balancing securities are smaller market capitalization securities which are added to the Portfolio in equal amounts according to an analysis of the sector diversification of the S&P 400 MidCap Index.


  From time to time, adjustments will be made in the Portfolio's holdings of securities so as to respond to changes in the Index's composition, as well as to corporate reorganizations and other circumstances. It is expected that adjustments to the Portfolio's holdings of securities will occur infrequently and that transaction costs and other expenses will be minimized. Because portfolio turnover is expected to be well below that encountered in actively managed investment company portfolios, the Portfolio anticipates that accompanying costs, including accounting costs, brokerage fees, custodial expenses and transfer taxes, will be relatively low. While the cash flows into and out of the Portfolio will have an impact upon the portfolio turnover rate of the Portfolio and its ability to replicate and track the performance of the Index, investment adjustments will be made, as is practical, to account for these circumstances.


  Economic, financial or market analysis will not be used in selecting investments for the Portfolio, nor will the adverse financial condition of a company necessarily result in the sale of the company's stock by the Portfolio. However, the Portfolio reserves the right to sell a stock held if Advantus Capital determines that the investment has been impaired substantially by the financial condition or extraordinary events involving the stock's issuer.


  SHORT-TERM INVESTMENTS. Although the Portfolio normally seeks to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain high grade short-term fixed income securities or in commercial paper or other cash equivalents rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Services, Inc. Such investments may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These investment include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


  STOCK INDEX FUTURES CONTRACTS. The Portfolio may utilize stock index futures contracts to a limited extent. Specifically, the Portfolio may enter into stock index futures contracts provided that not more than 5% of its assets are required as a margin deposit for such contracts and provided that not more than 20% of its total assets (including assets held as "cover" in segregated accounts or as margin deposits) are invested in stock index futures obligations at any time. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. Futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading or to reduce transaction costs. While these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets.


  The risk of loss associated with stock index futures contracts in some strategies is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a stock index futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use stock index futures contracts for speculative purposes or to leverage its net assets. The successful use of futures contracts by the Fund, however, is dependent upon the ability of Advantus Capital to predict correctly movements in the direction of stock prices and interest rates. Accordingly, the primary risks associated with the use of stock index futures contracts by the Portfolio are:
(i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of stock index futures contracts; and (ii) possible lack of a liquid secondary market for a stock index futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market.


  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.


  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Advantus Capital and the Portfolio believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Portfolio may invest up to 20% of its net assets in these forms of restricted securities if such securities are deemed by Advantus Capital to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Advantus Capital must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


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SMALL COMPANY VALUE                                                            -
PORTFOLIO

           The investment objective of the Small Company Value Portfolio is the long-term accumulation of capital. In pursuit of this objective, the Small Company Value Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization, which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.


  The Small Company Value Portfolio will primarily purchase securities which, at the time of purchase, are issued by "small companies" and are considered by MIMLIC Management to be "value" securities. Small companies are those which have a market capitalization of less than $1.5 billion (see "Small Companies" below). Value securities are issued by companies which could be described as follows:
(a) companies whose securities MIMLIC Management believes are selling at low market valuations relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities MIMLIC Management believes are undervalued in relation to their potential for improved operating performance and financial strength; or (c) companies which have recently changed management or control and whose securities, in the judgment of MIMLIC Management, are therefore undervalued in relation to their potential to achieve sharply improved operating performance. Securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market may also be considered by MIMLIC Management to be value securities (see, "Value Securities" below).

  The Small Company Value Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The balance of its assets may be invested in other equity securities, including stocks with larger market capitalization whose long-term appreciation potential is believed by MIMLIC Management to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Small Company Value Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or may hold its assets in cash. The Small Company Value Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.
  VALUE SECURITIES. Tests applied by MIMLIC Management to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. Book value per share is generally equal to assets less liabilities divided by the total number of outstanding shares (i.e., the "net worth" per share). A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by MIMLIC Management using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if MIMLIC Management determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.
  The Small Company Value Portfolio's investments in value securities will typically be characterized by the purchase of securities with lower price to normalized earnings ratios ("normalized earnings" are average earnings under average business conditions), lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This value approach to investing may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets. Securities that meet the criteria of the Small Company Value Portfolio may not be popular during certain market cycles.

  SMALL COMPANIES. Companies characterized as "small" companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $1.5 billion.

  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a small company at the time of the Portfolio's initial position therein will be treated as a small company, regardless of subsequent developments, so long as the Portfolio maintains a position in the company.
  Small companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. MIMLIC Management believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, Small Company Value Portfolio is not intended as a complete investment program.

  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. Bonds rated below BBB are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. (See "Debt Securities," below, for a description of the risks associated with debt securities rated below investment grade.) As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See the Appendix to the Statement of Additional Information for a description of the ratings used by S&P and Moody's.

  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. In addition, the Portfolio may invest in debt securities convertible into common stock which are rated lower than BBB or Baa (see "Convertible Securities" above). The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Portfolio's net asset value. Although they may offer higher yields than do higher rated securities, low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.
  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher rated securities.
  Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolio may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.
  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but the Adviser will consider such event in the determination of whether the Portfolio should continue to hold the security.
  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. By writing a covered call option, the Portfolio gives the purchaser of the option the right to buy the underlying security at the price specified in the option. The Portfolio realizes income from the sale of the option, but foregoes the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write call options in an aggregate amount greater than 15% of its net assets. See "Investment Restrictions," below. The Portfolio purchases call options only to close out a position, and will neither write nor purchase put options. The use of options contracts involves additional risk of loss to the Portfolio, including the risk that the Portfolio may incur a loss because the prices of the underlying securities do not move as anticipated. See the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.
  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser throughout the term of each loan.
  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.
  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Adviser and the Portfolio believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Board of Directors of the Fund. Under these guidelines, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

  FOREIGN SECURITIES. The Portfolio may also invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depository and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depository. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depository. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.
  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment yields, as well as its judgment as to the composition of the Portfolio.
  Investments in small companies, such as those made by the Small Company Value Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

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MICRO-CAP VALUE                                                                -

PORTFOLIO

           The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the sub-adviser believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.


  The Micro-Cap Value Portfolio will follow a policy of investing primarily in the equity securities of "micro-cap" companies, defined in terms of either capitalization and which, in the opinion of Advantus Capital, have market values which appear low relative to their underlying value or future earnings and growth potential. The typical capitalization of issuers of securities purchased by the Portfolio is expected to be between $75 million and $300 million. The median market capitalization of securities in the Portfolio is expected to be less than $200 million under most circumstances. While micro-cap company securities may offer a greater capital appreciation potential than investment in securities of larger companies, they may also present greater risks. Micro-cap companies may have limited product lines, market and financial resources, or may be dependent on small or less experienced management groups. In addition, the trading volume of micro-cap companies may be limited. Historically, the market price for securities of micro-cap companies has been more volatile than for securities of companies with greater capitalization. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.


  The Micro-Cap Value Portfolio will primarily purchase securities which, at the time of purchase, are issued by "micro-cap companies" and are considered by Advantus Capital or the sub-adviser to be "value" securities. Value securities are issued by companies which could be described as follows: (a) companies whose securities Advantus Capital believes are selling at low market valuations relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities Advantus Capital believes are undervalued in relation to their potential for improved operating performance and financial strength; or (c) companies which have recently changed management or control and whose securities, in the judgment of Advantus Capital, are therefore undervalued in relation to their potential to achieve sharply improved operating performance. Securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market may also be considered by Advantus Capital to be value securities (see "Value Securities" below).


  The Micro-Cap Value Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its investments in cash and cash equivalents. The Portfolio may also invest in other equity securities, including stocks with larger market capitalization whose long-term appreciation potential is believed by Advantus Capital to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Micro-Cap Value Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or may hold its assets in cash. The Micro-Cap Value Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.


  VALUE SECURITIES. Tests applied by Advantus Capital to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. Book value per share is generally equal to assets less liabilities divided by the total number of outstanding shares (i.e., the "net worth" per share). A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by Advantus Capital using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if Advantus Capital determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.


  The Micro-Cap Value Portfolio's investments in value securities will typically be characterized by the purchase of securities with lower price to normalized earnings ratios ("normalized earnings" are average earnings under average business conditions), lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This value approach to investing may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets. Securities that meet the criteria of the Micro-Cap Value Portfolio may not be popular during certain market cycles.


  MICRO-CAP COMPANIES. Companies characterized as "micro-cap" companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $300 million.


  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a micro-cap company at the time of the Portfolio's initial position therein will be treated as a micro-cap company, until the market capitalization of that company exceeds $300 million.


  Micro-cap companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Advantus Capital believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.


  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Micro-Cap Value Portfolio is not intended as a complete investment program.


  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. Bonds rated below BBB are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. (See "Debt Securities," below, for a description of the risks associated with debt securities rated below investment grade.) As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See the Appendix for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. In addition, the Portfolio may invest in debt securities convertible into common stock which are rated lower than BBB or Baa (see "Convertible Securities" above). The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Portfolio's net asset value. Although they may offer higher yields than do higher rated securities, low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.


  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher rated securities.


  Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolio may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.


  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but the Adviser will consider such event in the determination of whether the Portfolio should continue to hold the security.


  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. By writing a covered call option, the Portfolio gives the purchaser of the option the right to buy the underlying security at the price specified in the option. The Portfolio realizes income from the sale of the option, but foregoes the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write call options in an aggregate amount greater than 10% of its net assets. See "Investment Restrictions," below. The Portfolio purchases call options only to close out a position, and will neither write nor purchase put options. The use of options contracts involves additional risk of loss to the Portfolio, including the risk that the Portfolio may incur a loss because the prices of the underlying securities do not move as anticipated. See the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser throughout the term of each loan.


  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.


  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Adviser and the Portfolio believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Board of Directors of the Fund. Under these guidelines, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.


  FOREIGN SECURITIES. The Portfolio may also invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depository Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.


  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depository and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depository. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depository. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.


  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment returns, as well as its judgment as to the composition of the Portfolio.


  Investments in small companies, such as those made by the Micro-Cap Value Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.


  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

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MICRO-CAP GROWTH                                                               -

PORTFOLIO

           The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily is common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million. Dividend income will be incidental to the investment objective for this Portfolio.


  The Micro-Cap Growth Portfolio will follow a policy of investing primarily in the equity securities of "micro-cap" companies, defined in terms of capitalization and which, in the opinion of the adviser and sub-adviser, have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength.


  The typical capitalization of issues of securities purchased by the Portfolio is expected to be between $75 million and $300 million. The median market capitalization of securities in the Portfolio is expected to be less than $200 million under most circumstances. However, equity investment typically will stress market capitalizations exceed $20 million with New York Stock Exchange, American Stock Exchange and NASDAQ listing, or equivalent liquidity. While micro-cap company securities may offer a greater capital appreciation potential than investment in securities of larger companies, they may also present greater risks. Micro-cap companies may have limited product lines, market and financial resources, or may be depended on small or less experienced management groups. In addition, the trading volume of micro-cap companies may be limited. Historically, the market price for securities of micro-cap companies have been more volatile than for securities of companies with greater capitalization. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.


  The Micro-Cap Portfolio will primarily purchase securities which, at the time of purchase, are issued by "micro-cap" companies and are considered by the adviser and sub-adviser to be "growth" securities. The Portfolio's growth approach is based on sound fundamental investment analysis in which individual stock selection is critical. Generally, the Portfolio invests in companies with strong long-term outlooks. Investments will be based on fundamental and detailed research and analysis, with particular emphasis on smaller capitalization growth stocks with rapidly accelerating earnings, strong fundamentals and attractive price/earnings valuations.


  The Micro-Cap Growth Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its investments in cash and cash equivalents. The Portfolio may also invest in other equity securities, including stocks with larger market capitalizations whose long-term appreciation potential is believed by the advisers to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Micro-Cap Growth Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or may hold its assets in cash. The Micro-Cap Growth Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.


  MICRO-CAP COMPANIES. Companies characterized as "micro-cap " companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $300 million.


  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a micro-cap company at the time of the Portfolio's initial position therein will be treated as a micro-cap company, until the market capitalization of that company exceeds $300 million.

  Micro-cap companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Advantus Capital believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.


  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Micro-Cap Growth Portfolio is not intended as a complete investment program.


  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. Bonds rated below BBB are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. (See "Debt Securities," below, for a description of the risks associated with debt securities rated below investment grade.) As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See the Appendix to the Statement of Additional Information for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. In addition, the Portfolio may invest in debt securities convertible into common stock which are rated lower than BBB or Baa (see "Convertible Securities" above). The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Portfolio's net asset value. Although they may offer higher yields than do higher rated securities, low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.


  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher rated securities.


  Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolio may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.


  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but the Adviser will consider such event in the determination of whether the Portfolio should continue to hold the security.


  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. By writing a covered call option, the Portfolio gives the purchaser of the option the right to buy the underlying security at the price specified in the option. The Portfolio realizes income from the sale of the option, but foregoes the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write call options in an aggregate amount greater than 10% of its net assets. See "Investment Restrictions" below. The Portfolio purchases call options only to close out a position, and will neither write nor purchase put options. The use of options contracts involves additional risk of loss to the Portfolio, including the risk that the Portfolio may incur a loss because the prices of the underlying securities do not move as anticipated. See the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser throughout the term of each loan.


  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.


  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Adviser and the Portfolio believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Board of Directors of the Fund. Under these guidelines, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.


  FOREIGN SECURITIES. The Portfolio may also invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.


  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depository and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depository. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depository. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the

Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment returns, as well as its judgment as to the composition of the Portfolio.


  Investments in small companies, such as those made by the Micro-Cap Growth Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.


  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.


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INTERNATIONAL BOND                                                             -

PORTFOLIO

           The International Bond Portfolio seeks, as its investment objective, to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments and companies and supranational entities. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in fixed income securities of issuers domiciled in at least five foreign countries. The Portfolio will not invest more than 20% of its assets in the securities of governments or companies in any one country, except that the Portfolio may invest up to 35% of its assets in each of Australia, Canada, France, Japan, the United Kingdom and Germany. In addition, the Portfolio will not invest more than 10% of its assets, in the aggregate, in securities of governments or companies in emerging or developing markets. The Portfolio limits its purchases of debt securities to those that are rated within the four highest categories established by S&P or Moody's or, if unrated, are deemed by Julius Baer to be of comparable quality, except that the Portfolio may invest up to 10% of its assets in debt securities rated BB or Ba by S&P or Moody's, respectively (or, if unrated, are deemed by Julius Baer to be of comparable quality). See the Appendix to the Statement of Additional Information for a description of Moody's and S&P's ratings. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon. The Portfolio may purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities.


  Although the Portfolio may take a temporary defensive position during adverse market conditions, the Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. This policy may impede the Portfolio's ability to protect capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, the Portfolio should not be considered a complete investment program and an investment in the Portfolio should be regarded as a long-term commitment that should be held through several market cycles.


  The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Thus, an investment in the Portfolio may, due to changes in the financial condition or in the market's assessment of those issuers, present greater risk to an investor than an investment in a diversified investment company. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent that its earnings are distributed to shareholders. In order to so qualify, among other things, the Portfolio must ensure that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets is invested in the securities (other than U.S. Government securities) of a single issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Portfolio's total assets is represented by (a) cash and cash items, (b) U.S. Government securities and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer.


  Inasmuch as the Portfolio serves as the underlying investment medium for amounts invested in the Contracts issued by Minnesota Mutual and its separate accounts, the Portfolio also intends to comply with the diversification requirements contained in the regulations issued under Section 817(h) of the Code. These regulations provide generally that the Contracts will not be treated as either an annuity or life insurance contract for tax purposes unless each underlying investment medium for the Contracts, including the Portfolio, is "adequately diversified" as defined in such regulations.


  TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when Julius Baer believes that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. During such periods, the Portfolio may also invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by Julius Baer to be of equivalent quality. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.


  FIXED INCOME SECURITIES. The market value of fixed income obligations of the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.


  Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds. Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Portfolio also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


  Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Although they may offer higher yields than do higher rated securities, such low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.


  FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Substantially less information may be available about foreign companies, particularly emerging market country companies, than about domestic companies and, even when public information about such companies is available, it may be less reliable than information concerning U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards and such standards may differ, in some cases significantly, from standards in other countries, including the United States. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

  SUPRANATIONAL ENTITIES. Subject to applicable diversification requirements of the Code, the Portfolio may invest up to 20% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank-established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.


  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.


  Securities purchased on a when-issued or delayed-delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


  LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 10% of the Portfolio's assets taken at value. The Portfolio's loans of securities will be collateralized at least 100% by cash, letters of credit or U.S. Government securities, which will be marked to market daily. The cash or instruments collateralizing the Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.


  CURRENCY EXCHANGE RATES. The Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.


  FORWARD CURRENCY CONTRACTS. The Portfolio may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that the Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.


  In hedging specific portfolio positions, the Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by Julius Baer. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security.


  FUTURES CONTRACTS AND RELATED OPINIONS. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only when Julius Baer determines that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Portfolio intends to purchase.


  The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.


  The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to Julius Baer's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.


--------------------------------------------------------------------------------
INVESTMENT
RESTRICTIONS
------------------------------------

                   The Fund is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions. Some of these restrictions are subject to exceptions not stated here. Those exceptions and a complete list of the investment restrictions applicable to the individual Portfolios and to the Fund are set forth in the Statement of Additional Information.
  Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional

Information are not fundamental, so that the Board of Directors may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.
  Fundamental policies applicable to all Portfolios include prohibitions on: (1) investing more than 25% of the total assets of any Portfolio in the securities of issuers conducting their principal business activity in the same industry (with exceptions for United States Government securities and certain money market instruments and, in the Mortgage Securities Portfolio, for investments in the mortgage and mortgage-finance industry), (2) borrowing money, except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Portfolio at the time the borrowing is made (for purposes of this restriction, "borrowing" shall not include reverse repurchase agreements), (3) investing more than 5% of the value of a Portfolio's total assets in the securities of any one issuer (excluding United States Government securities and bank obligations) or investing in more than 10% of the voting securities of any one issuer except that up to 25% of the value of each Portfolio's total assets may be invested without regard to the restrictions of this clause (3), (4) making short sales, except that each Portfolio may make short sales "against the box" in amounts not in excess of 10% of such Portfolio's total assets in certain unusual and defensive situations, and (5) entering into reverse repurchase agreements if such investments taken together with borrowings represented by senior securities exceed 33 1/3% of a Portfolio's total assets less liabilities other than obligations under such borrowings and reverse repurchase agreements. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.
  Restrictions that apply to all Portfolios and that are not fundamental include prohibitions on: (1) knowingly investing more than 15% of the value of the net assets of any Portfolio (except the Money Market Portfolio, in which the limitation shall be 10%) in "illiquid" securities (including repurchase agreements maturing in more than seven days), (2) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any Portfolio as security for indebtedness, and (3) purchasing securities of other investment companies having a value in excess of 5% of a Portfolio's total assets, other than in connection with a merger, consolidation or reorganization or if the purchase involves securities of closed-end investment companies and does not result in more than 10% of the value of a Portfolio's total assets to be invested in such securities.
  Each Portfolio may lend its securities so long as such loans do not represent in excess of 20% of a Portfolio's total assets. This is a fundamental policy. The procedure for lending securities is for the borrower to give the lending Portfolio collateral consisting of cash or cash equivalents. The lending Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Fund anticipates that securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value,
(2) the loan will be made in accordance with New York Stock Exchange Rules, which presently require the borrower, after notice, to redeliver the securities within five business days, (3) any cash collateral invested by a Portfolio will be in short-term investments which give maximum liquidity so that the collateral may be paid back to the borrower when the securities are returned, and (4) the Portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities. It is the intention of the investment adviser to structure agreements dealing with the lending of securities so that voting rights attached to those securities will be retained by the Fund. For the purposes of these restrictions, collateral arrangements with respect to options forward currency and futures transactions will not be deemed to involve a pledge of assets.

--------------------------------------------------------------------------------
THE FUND AND
ITS MANAGEMENT
------------------------------------

                        The Fund is a diversified, open-end, management investment company incorporated under Minnesota law on February 21, 1985. The Fund is a series fund, which means that it has several different Portfolios. The business and affairs of the Fund are managed by its Board of Directors.
  A separate class of the Fund's capital stock, par value of $.01 per share, is issued for each Portfolio. A share of each class represents an undivided interest in the assets of the Portfolio attributable to that class, and a shareholder is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains of each Portfolio or Portfolios in which shares are held.
  Shares of each Portfolio, including fractional shares, have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The sole shareholder of the Fund and its Portfolios, Minnesota Mutual (through certain of its separate accounts), will vote Fund shares allocated to its separate accounts in accordance with instructions received from contract owners. In the event no instructions are received from owners of the Contracts with respect to shares of a Portfolio held by a sub-account of a separate account of Minnesota Mutual, Minnesota Mutual will vote such shares in the same proportion as shares of the Portfolio held by such sub-account for which instructions have been received.

--------------------------------------------------------------------------------
INVESTMENT
ADVISER
------------------------------------


                        The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its current business in January, 1994, and provides investment advisory services to the Fund. Advantus Capital provides advisory services to eleven other mutual funds (Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Money Market Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Venture Fund, Inc., Advantus Index 500 Fund, Inc., and MIMLIC Cash Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to May 1, 1997, served as investment adviser to the Fund. The same portfolio managers and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for Minnesota Mutual and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $11.3 billion. The address of the Fund, Advantus Capital, MIMLIC Management and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.


  Advantus Capital acts as an investment adviser to the Fund pursuant to the Investment Advisory Agreement. Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital. The Growth, Bond, Money Market, Asset Allocation, Mortgage Securities and Value Stock Portfolios of the Fund pay Advantus Capital a fee equal to an annual rate of .50% of average daily net assets. The Index 500 and Index 400 Mid-Cap Portfolios pay Advantus Capital a fee equal to an annual rate of .40% of average daily net assets. The Capital Appreciation, Small Company, Value Stock and Small Company Value Portfolios each pay Advantus Capital a fee equal to an annual rate of .75% of average daily net assets. International Stock Portfolio pays Advantus Capital a fee equal to an annual rate of 1.00% on the first $10 million of average daily net assets, .90% on the next $15 million, .80% on the next $25 million, .75% on the next $50 million and
 .65% on the next $100 million and thereafter. The Maturing Government Bond Portfolios pay an advisory fee equal to an annual rate of .25% of average daily net assets, however, the Portfolio which matures in 1998 will pay a rate of .05% from its inception to April 30, 1998 and .25% thereafter and the Portfolio which matures in 2002 will pay a rate of .05% from its inception to April 30, 1998 and
 .25% thereafter of average daily net assets. The Micro-Cap Value Portfolio pays Advantus Capital a fee equal to an annual rate of 1.25% of average daily net assets. The Macro-Cap Value Portfolio pays Advantus Capital a fee equal to an annual rate of .70% of average daily net assets. The Micro-Cap Growth Portfolio pays Advantus Capital a fee equal to an annual rate of 1.10% of average daily net assets. The International Bond Portfolio pays Advantus Capital a fee equal to an annual rate of .60% of average daily net assets.


  From its advisory fee for the Capital Appreciation Portfolio, Advantus Capital pays Winslow Management, effective May 1, 1996, a fee equal to .375% of all average daily net assets under its Investment Sub-Advisory Agreement. Prior to May 1, 1996, MIMLIC Management paid Winslow

Management a portion of the advisory fee received from the Capital Appreciation Portfolio equal to .50% on the first $75 million of average daily net assets and
 .45% of all net assets in excess of $75 million for its services under its Investment Sub-Advisory Agreement. From its advisory fee for the International Stock Portfolio, MIMLIC Management pays Templeton Counsel a fee equal to .75% on the first $10 million of average daily net assets, .65% on the next $15 million,
 .55% on the next $25 million, .50% on the next $50 million and .40% on the next $100 million and thereafter for its services under its Investment Sub-Advisory Agreement. From its advisory fee for the Macro-Cap Value Portfolio, Advantus Capital pays Morgan Investment a fee equal to .45% of all daily net assets under its Investment Sub-Advisory Agreement. From its advisory fee for the Micro-Cap Value Portfolio, Advantus Capital pays Keystone Investment a fee equal to 1.00% of all daily net assets under its Investment Sub-Advisory Agreement. From its advisory fee for the Micro-Cap Growth Portfolio, Advantus Capital pays Wall Street Associates a fee equal to .85% of all daily net assets under its Investment Sub-Advisory Agreement. From its advisory fee for the International Bond Portfolio, Advantus Capital pays JBIM a fee equal to .35% of all daily net assets under its Investment Sub-Advisory Agreement.


  The advisory fees paid by the Capital Appreciation, International Stock, Small Company, Value Stock, Small Company Value and Global Bond Portfolios are not higher than the advisory fees paid by many funds with similar investments and investment policies, but they are higher than that paid by most funds to their investment advisers. For these fees, Advantus Capital acts as investment adviser and manager for the Fund, except as those duties have been delegated pursuant to the investment sub-advisory agreements. See "Investment Sub-Advisers," below. Advantus Capital also provides executive and other personnel for the management of the Fund. Advantus Capital also furnishes the Fund office space and all necessary office facilities and equipment and personnel for servicing the investments of the Fund. For each of the last three calendar years, the various Portfolios paid the following amounts as investment advisory fees:



                                   ADVISORY FEES PAID
PORTFOLIO                     1996        1995        1994
-------------------------------------------------------------
GROWTH                                 $  905,136  $  678,415
BOND                                      435,045     245,068
MONEY MARKET                              126,630      93,032
ASSET ALLOCATION                        1,538,272   1,309,477
MORTGAGE SECURITIES                       322,465     318,510
INDEX 500                                 388,206     263,397
CAPITAL APPRECIATION                    1,071,527     739,240
INTERNATIONAL STOCK                       955,095     715,345
SMALL COMPANY                             552,670     226,241
VALUE STOCK                               141,207      25,425
MATURING GOVERNMENT
 BOND --
  1998 PORTFOLIO                            2,184       1,179
  2002 PORTFOLIO                            1,441         879
  2006 PORTFOLIO                            5,450       3,149
  2010 PORTFOLIO                            2,888       1,791


  The Fund pays all its costs and expenses which are not assumed by MIMLIC Management. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of MIMLIC Management or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. MIMLIC Management shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. MIMLIC Management also bears all costs under its agreement with Wilshire Associates for the use by MIMLIC Management, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.
  The names and titles of the portfolio managers employed by MIMLIC Management who are primarily responsible for the day-to-day management of each of the Fund's Portfolios, other than the Index 500 Portfolio, the length of time employed in that position, and their other business experience during the past five years are set forth below:


                PORTFOLIO MANAGER    PRIMARY PORTFOLIO
PORTFOLIO           AND TITLE          MANAGER SINCE            BUSINESS EXPERIENCE DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
GROWTH         JAMES P. TATERA       MAY 1, 1997       SENIOR VICE PRESIDENT OF ADVANTUS CAPITAL; VICE PRESIDENT OF
               SENIOR VICE                             MIMLIC MANAGEMENT; SECOND VICE PRESIDENT OF MINNESOTA MUTUAL
               PRESIDENT AND CHIEF
               EQUITY PORTFOLIO
               MANAGER
BOND           WAYNE R. SCHMIDT      MAY 1, 1991       VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
               VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
MONEY MARKET   WAYNE R. SCHMIDT      MAY 1, 1991       VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
               VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
ASSET          THOMAS A. GUNDERSON   JANUARY 1, 1989   VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
ALLOCATION     VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
MORTGAGE       KENT R. WEBER         JANUARY 1, 1990   VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
SECURITIES     VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
CAPITAL        CLARK WINSLOW         NOVEMBER 13, 1992 PRESIDENT, PORTFOLIO MANAGER AND DIRECTOR, WINSLOW CAPITAL
APPRECIATION   PRESIDENT, WINSLOW                      MANAGEMENT, INC.; SENIOR VICE PRESIDENT AND PORTFOLIO
               CAPITAL MANAGEMENT,                     MANAGER, ALLIANCE CAPITAL MANAGEMENT L.P.
               INC.
INTERNATIONAL  MARC S. JOSEPH        JUNE 20, 1996     VICE PRESIDENT, PORTFOLIO MANAGEMENT/RESEARCH, TEMPLETON
STOCK          VICE PRESIDENT,                         INVESTMENT COUNSEL, INC., SINCE 1993; PRIOR THERETO FROM MAY
               TEMPLETON INVESTMENT                    1990, VICE PRESIDENT, PACIFIC FINANCIAL RESEARCH, BEVERLY
               COUNSEL, INC.                           HILLS, CALIFORNIA
SMALL COMPANY  JAMES P. TATERA       APRIL 23, 1993    SENIOR VICE PRESIDENT OF ADVANTUS CAPITAL; VICE PRESIDENT OF
               SENIOR VICE                             MIMLIC MANAGEMENT; SECOND VICE PRESIDENT OF MINNESOTA MUTUAL
               PRESIDENT AND CHIEF
               EQUITY PORTFOLIO
               MANAGER
VALUE STOCK    MATTHEW D. FINN       APRIL 25, 1994    VICE PRESIDENT OF ADVANTUS CAPITAL; OWNER, MANAGING
               VICE PRESIDENT AND                      DIRECTOR, UNIFIED CAPITAL MANAGEMENT, BLOOMFIELD HILLS,
               PORTFOLIO MANAGER                       MICHIGAN, SEPTEMBER 1993 TO APRIL 1994; VICE
                                                       PRESIDENT/PORTFOLIO MANAGER, ACORN ASSET MANAGEMENT,
                                                       BLOOMFIELD HILLS, MICHIGAN, FEBRUARY 1990 TO SEPTEMBER 1993
MATURING       KENT R. WEBER         APRIL 25, 1994    VICE PRESIDENT OF ADVANTUS CAPITAL, INVESTMENT OFFICER OF
GOVERNMENT     INVESTMENT OFFICER                      MIMLIC MANAGEMENT; ASSISTANT PORTFOLIO MANAGER OF MORTGAGE
BOND - 1998,   AND PORTFOLIO                           SECURITIES PRIOR TO 1990
2002, 2006     MANAGER
AND 2010
MACRO-CAP      MICHAEL J. KELLY      OCTOBER 1, 1997   INSTITUTIONAL PORTFOLIO MANAGER
VALUE          VICE PRESIDENT, J.P.
               MORGAN INVESTMENT
               MANAGEMENT INC.
SMALL COMPANY  MATTHEW D. FINN       OCTOBER 1, 1997   INVESTMENT OFFICER OF MIMLIC MANAGEMENT; OWNER, MANAGING
VALUE          INVESTMENT OFFICER                      DIRECTOR, UNIFIED CAPITAL MANAGEMENT, BLOOMFIELD HILLS,
               AND PORTFOLIO                           MICHIGAN, SEPTEMBER 1993 TO APRIL 1994; VICE PRESIDENT/
               MANAGER                                 PORTFOLIO MANAGER, ACORN ASSET MANAGEMENT, BLOOMFIELD HILLS,
                                                       MICHIGAN, FEBRUARY 1990 TO SEPTEMBER 1993
MICRO-CAP      WARREN J. ISABELLE    OCTOBER 1, 1997   DIRECTOR OF RESEARCH AND VICE PRESIDENT, PIONEERING
VALUE          SENIOR INVESTMENT                       MANAGEMENT CORPORATION, FROM 1984 TO FEBRUARY 1997
               OFFICER, CHIEF
               INVESTMENT
               OFFICER/EQUITIES,
               KEYSTONE INVESTMENT
               MANAGEMENT COMPANY

                PORTFOLIO MANAGER    PRIMARY PORTFOLIO
PORTFOLIO           AND TITLE          MANAGER SINCE            BUSINESS EXPERIENCE DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
MICRO-CAP      WILLIAM JEFFERY,      OCTOBER 1, 1997   PRINCIPAL AND PORTFOLIO MANAGERS
GROWTH         III, KENNETH F.
               MCCAIN AND RICHARD
               S. COONS, PRINCIPALS
               AND PORTFOLIO
               MANAGERS, WALL
               STREET ASSOCIATES
INTERNATIONAL  EDWARD C. DOVE        OCTOBER 1, 1997   DIRECTOR, FIXED INCOME, JULIUS BAER INVESTMENT MANAGEMENT
BOND           DIRECTOR, FIXED                         INC. ("JBIM") SINCE JANUARY 1995, PRIOR TO, FROM DECEMBER
               INCOME, JULIUS BAER                     1992 TO DECEMBER 1994, SENIOR FIXED INCOME PORTFOLIO
               INVESTMENT                              MANAGER, JBIM; PRIOR TO, FROM MARCH 1986 TO NOVEMBER 1992,
               MANAGEMENT INC.                         EXECUTIVE DIRECTOR, FIXED INCOME/MARKETING, CHEMICAL GLOBAL
                                                       INVESTORS LIMITED, LONDON


  Subsequent to March 6, 1987, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth, Bond, Money Market, Asset Allocation, and Mortgage Securities Portfolios, .55% of average daily net assets for the Index 500 Portfolio, .90% of average daily net assets for the Capital Appreciation, Small Company, Value Stock and Small Company Value Portfolios, 1.25% of average daily net assets for the Global Bond Portfolio and expenses that exceed 1.00% for the International Stock Portfolio, other than the advisory fee which may not exceed 1.00%. In addition, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .40% of average daily net assets for each of the four Maturing Government Bond Portfolios; however, for the Portfolios which mature in 1998 and 2002, Minnesota Mutual has voluntarily agreed to absorb such fees and expenses which exceed .20% of average daily net assets from the Portfolio's inception to April 30, 1998 and which exceed .40% of average daily net assets thereafter. For each of the last three calendar years, the expenses voluntarily absorbed by Minnesota Mutual for the various Portfolios were as follows:


                                    EXPENSES VOLUNTARILY ABSORBED
PORTFOLIO                            1996       1995       1994
------------------------------------------------------------------
GROWTH                                        $     -0-  $     -0-
BOND                                                -0-        -0-
MONEY MARKET                                        -0-     13,734
ASSET ALLOCATION                                    -0-        -0-
MORTGAGE SECURITIES                                 -0-        -0-
INDEX 500                                           -0-        -0-
CAPITAL APPRECIATION                                -0-        -0-
INTERNATIONAL STOCK                                 -0-        -0-
SMALL COMPANY                                       -0-      9,532
VALUE STOCK                                      11,610     22,503
MATURING GOVERNMENT BOND --
  1998 PORTFOLIO                                 22,794     21,714
  2002 PORTFOLIO                                 24,709     23,298
  2006 PORTFOLIO                                 25,199     24,803
  2010 PORTFOLIO                                 26,308     25,888


  There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.
  Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

--------------------------------------------------------------------------------
INVESTMENT
SUB-ADVISERS
------------------------------------

                        Winslow Capital Management, Inc. (hereinafter "Winslow Management"), a Minnesota corporation with offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. Winslow Management is a recent entrant into the advisory business, having begun business in June of 1992. Winslow Management is a registered investment adviser under the Investment Advisers Act of 1940. The firm was established by its investment principals with a focus on providing management services to growth equity investment accounts. An additional experienced principal joined the firm in October of 1993. Winslow Management has one other investment company client for which it acts as the investment adviser. Other assets currently under management are managed for corporate, endowment, foundation, retirement system and individual clients.
  Prior to October 1, 1992, investment sub-advisory services were provided to the Capital Appreciation Portfolio by Alliance Capital Management L.P., which had provided such services since the Portfolio's inception.
  Templeton Investment Counsel, Inc. (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a wholly-owned subsidiary of Franklin Resources, Inc.

  J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.


  Keystone Investment Management Company ("Keystone Investment"), with principal offices at 200 Berkeley Street, Boston, Massachusetts 02116-5034 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Keystone Investment is an investment adviser domiciled in Delaware.


  Keystone Investment has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone Investment is a wholly-owned subsidiary of Keystone Investments, Inc. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Investment, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments, Inc. are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.


  On December 11, 1996, Keystone Investments, Inc. succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States based on total assets as of September 30, 1996.


  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.


  Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA is jointly and equally owned by its founders, William Jeffery, III, Kenneth F. McCain and Richard S. Coons, who also serve as fund managers.


  Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Bond Portfolio, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd. Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April of 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

--------------------------------------------------------------------------------
PURCHASE AND
REDEMPTION
OF SHARES
------------------------------------

                     The Fund currently offers its shares continuously only to Minnesota Mutual and its separate accounts. The shares are sold to that company directly without the use of any underwriter. It is possible that at some later date the Fund may offer shares to other investors.
  The offering price and the redemption price of Portfolio shares are equal to the net asset value per share next determined after an order for a purchase or redemption is received. The net asset value per share for each Portfolio is determined by adding the current value of all securities and all other assets held by such Portfolio, subtracting liabilities, and dividing the remainder by the number of shares outstanding. The Money Market Portfolio values its investments at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  The net asset value of the shares of the Portfolios shall be computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Except with respect to securities of the Money Market Portfolio and of some securities of the International Stock Portfolio, the Fund values its securities as follows: A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the last bid price on that exchange. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.

--------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS
------------------------------------

                     It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Growth Portfolio, the Bond Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, the Value Stock Portfolio and each of the four Maturing Government Bond Portfolios will consist of all dividends or interest earned by the Portfolio less expenses, including the investment advisory fee. Net investment income for dividend purposes of the Money Market Portfolio will consist of the interest earned on investments, plus or minus amortized purchase discount or premium, plus or minus realized gains and losses, less expenses, including the investment advisory fee. Dividends from the net investment income and the net realized gains, if any, for the Growth, Bond, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock and the four Maturing Government Bond Portfolios will be declared at least annually and reinvested in additional full and fractional shares of those Portfolios. Dividends from net investment income and net realized capital gains, if any, for the Money Market Portfolio will be declared and reinvested daily.
  Starting in fiscal year 1987, as a result of changes included in the Tax Reform Act of 1986, each Portfolio is treated as a separate entity for federal income tax purposes.

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TAXES
------------------------------------
          The Fund qualified for the year ended December 31, 1995 and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). If the Fund qualifies as a regulated investment company and complies with the appropriate provisions of the Code, the Fund will be relieved of federal income taxes on the amounts distributed.
  Since Minnesota Mutual is the sole shareholder of the Fund, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the Contracts, see the attached Prospectus for those Contracts.

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CUSTODIANS
------------------------------------

                  First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, acts as custodian of the securities held by the Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company, Value Stock, Macro-Cap Value, Index 400 Mid-Cap, Small Company Value, Micro-Cap Value and Micro-Cap Growth Portfolios. Bankers Trust Company, 280 Park Avenue, New York, New York 10017, acts as custodian of the securities held by the Bond, Money Market, Mortgage Securities, the four Maturing Government Bond Portfolios and International Bond Portfolio. The custodian for the International Stock Portfolio is Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 acts as sub-custodian of the International Stock Portfolio's assets and portfolio securities. Pursuant to Rule 17f-5 under the 1940 Act, the Board of Directors of the Fund has also approved, in connection with the International Stock and International Bond Portfolios, the use of various foreign sub-custodian banks and securities depositories to maintain foreign securities in or near the market in which they are principally traded and to maintain cash in amounts reasonably necessary to effect foreign securities transactions in such locations. The Board of Directors may from time to time approve other sub-custodian banks pursuant to Rule 17f-5.

  Each custodian is authorized to use the facilities of the Depository Trust Company and the book-entry system of the Federal Reserve Banks and may enter into agreements with other banks for the custody by such banks of Fund securities where direct custody by such custodian would be impracticable.

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THE STANDARD &

POOR'S LICENSE
------------------------------------


                       Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P
400-Registered Trademark-," "Standard & Poor's 500," "Standard & Poor's MidCap 400" and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.


  The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 or Index 400 Mid-Cap Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio particularly or the ability of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio to track general stock market performance. S&P's only relationship to the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.


  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEX OF THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE

INDEX 500 PORTFOLIO AND THE INDEX 400 MID-CAP PORTFOLIO, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATE INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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APPENDIX A
------------------------------------

                  This Appendix to the Prospectus describes in detail those Money Market instruments and investment techniques set forth in the Prospectus under the heading "Investment Objectives, Policies and Risks." They may be used extensively by the Money Market Portfolio and by the Asset Allocation Portfolio. They may also be used by other Portfolios to invest otherwise idle cash or on a temporary basis or for defensive purposes.

  UNITED STATES GOVERNMENT OBLIGATIONS--are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Export-Import Bank, the Student Loan Marketing Association, the United States Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of United States Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the United States Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the Treasury, such as securities of the Federal Financing Bank and the United States Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association.
  REPURCHASE AGREEMENTS--are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System, or, if permitted by law or regulation, a securities dealer provided the Board of Directors of the Fund has evaluated the seller's creditworthiness through adoption of standards of review or otherwise) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The Portfolio's custodian, or a duly appointed subcustodian, will hold the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each day the net asset value of the shares of each Portfolio is determined. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio will promptly receive additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government.
  REVERSE REPURCHASE AGREEMENTS--are the counterparts of repurchase agreements, and are agreements by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. The Portfolio will use the proceeds of the reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements might be construed, for certain purposes, as a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio will enter into reverse repurchase agreements only with banks. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.
  CERTIFICATES OF DEPOSIT--are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.
  BANKERS' ACCEPTANCES--are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligations of both the bank and drawer to pay the face amount of the instrument at maturity.

  COMMERCIAL PAPER--refers to promissory notes issued by corporations to finance their short-term credit needs.
  VARIABLE AMOUNT MASTER DEMAND NOTES--refer to short-term, unsecured promissory notes issued by corporations to finance short-term needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser, MIMLIC Management, will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note. The Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's and which MIMLIC Management has determined present minimal risk of loss to the Fund. MIMLIC Management will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A master demand note will be valued by MIMLIC Management each day the Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
  CORPORATE OBLIGATIONS--includes bonds and notes issued by corporations in order to finance longer term credit needs.
  ILLIQUID SECURITIES AND RULE 144A PAPER--the Fund may invest up to 15% of its net assets (10% of net assets in the case of Money Market Portfolio) in securities or other assets which are illiquid. An investment is generally considered to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be sold only subject to statutory restrictions and delays or if registered under the 1933 Act.
  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain qualified "institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, MIMLIC Management and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by MIMLIC Management to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, MIMLIC Management must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the preset time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

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APPENDIX B
------------------------------------
                 Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

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UNDERLYING                                                                     -
MORTGAGES
             Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rates mortgages, growing equity mortgages, graduated payment mortgages and other types.
  All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

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LIQUIDITY AND                                                                  -
MARKETABILITY
                Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

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AVERAGE LIFE                                                                   -
The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

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YIELD                                                                          -
CALCULATIONS
              Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.
  Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Mortgage Securities Portfolio. The compounding effect from reinvestments of monthly payments received by the Mortgage Securities Portfolio will increase the yield to that Portfolio compared to bonds that pay interest semi-annually.

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GOVERNMENTAL AND GOVERNMENT-                                                   -
RELATED GUARANTORS
                                The principal governmental (i.e., backed by the
full faith and credit of the United States Government) guarantor of mortgage-related securities is the Government

National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
  Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
  The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgage from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States Government.

    PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
             -------------------------------------------------------------

                            MIMLIC SERIES FUND, INC.

                      Statement of Additional Information

Dated: May 1, 1997



     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Fund's current Prospectus, dated May 1, 1997, which may be obtained by calling the Fund at (612) 298-3500, or writing the Fund at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.


                    ________________________________________

                               Table of Contents

The Fund ............................................................    2

Investment Restrictions .............................................    3

Portfolio Turnover ..................................................    6

Directors and Executive Officers ....................................    7

Investment Advisory and Other Services ..............................    9

Portfolio Transactions and Allocation of Brokerage ..................   13

Purchase and Redemption of Shares ...................................   15

Fund Shares and Voting Rights .......................................   15

Net Asset Value .....................................................   16

Performance Data ....................................................   18

Taxes ...............................................................   23

Reports to Shareholders .............................................   23

Independent Auditors ................................................   23



Appendix I - Rating of Bonds and Commercial Paper ...................   24

                                    THE FUND


     MIMLIC Series Fund, Inc. ("Fund"), a Minnesota corporation, is a no-load, diversified, open-end management investment company. The Fund is a series fund, which means that it has several different Portfolios. The investment adviser of the Fund is MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management has entered into investment sub-advisory agreements under which various investment managers provide investment services. Winslow Capital Management, Inc. ("Winslow Management") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio and Templeton Investment Counsel, Inc. ("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio. J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Keystone Investment Management Inc. serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. serves as investment sub-adviser to the Fund's International Bond Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.



     Currently, the shares of the Fund are sold only to The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") through certain of its separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by Minnesota Mutual. The Fund may also sell its shares to separate accounts of North Star Life Insurance Company, a New York wholly-owned subsidiary of Minnesota Mutual. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts.



     Minnesota Mutual, through its separate accounts which fund the Contracts, owns 100% of the shares outstanding of each Portfolio of the Fund.
 Minnesota Mutual, on October 22, 1985, provided the initial capital of the Fund by purchasing 4,500,000 shares of the Growth Portfolio, Bond Portfolio, Money Market Portfolio and Asset Allocation Portfolio for $4,500,000. On April 28, 1987, Minnesota Mutual provided initial capital for additional portfolios by purchasing 11,000,000 shares of the Mortgage Securities Portfolio, Index 500 Portfolio and Capital Appreciation Portfolio for $11,000,000. Those initial shares were not attributable to any of the Contracts and were redeemed by Minnesota Mutual during 1991. On April 27, 1992, Minnesota Mutual provided initial capital for the International Stock Portfolio by purchasing 10,000,000 shares of the Portfolio for $10,000,000. Those initial shares, together with the additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. In addition, Minnesota Mutual provided initial capital in the amount of $3,000,000 on April 22, 1993, for the Small Company Portfolio and, as a result, those initial shares, together with additional shares attributable to them as a result of reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. On May 2, 1994, Minnesota Mutual provided initial capital for the Value Stock Portfolio and the four Maturing Government Bond Portfolios and those initial shares, together with the additional shares attributable to them as the result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. After Minnesota Mutual's initial contribution of $3,000,000, representing 3,000,000 shares of the Value Stock Portfolio, its contribution of $3,400,000, representing 3,400,000 shares of the Maturing Government Bond Portfolio - 1998, its contribution of $2,600,000, representing 2,600,000 shares of the Maturing Government Bond Portfolio - 2002, its contribution of $1,900,000 representing 1,900,000 shares of the Maturing Government Bond Portfolio - 2006, and its contribution of $1,100,000 representing 1,100,000 shares of the Maturing Government Bond Portfolio - 2010, those shares represented 100% of the issued and outstanding shares for those Portfolios as of May 2, 1994. Additional Portfolios have been created but no initial capital has been provided as of the date of the Prospectus and Statement of Additional Information.


     Contract owners should consider that the investment experience of the Portfolio or Portfolios they select will affect the value of and the benefits provided under the Contract. See the Prospectus for the Contracts for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a Contract.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

     The restrictions numbered 1 through 10 and the statement dealing with senior securities are fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

     Restrictions numbered 11-17 are not fundamental and may be changed by the Fund's Board of Directors.

     The Fund may not issue senior securities except to the extent that the borrowing of money in accordance with restriction 3 or the entering into reverse repurchase agreements as described in restriction 6 may constitute the issuance of a senior security, and each Portfolio will not:

    1. With respect to at least 75% of the value of the total assets in the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and bank obligations) or invest in more than 10% of the voting securities of any one issuer.

       For additional information with respect to investment of assets in the Money Market Portfolio, see the additional description in this Statement of Additional Information under the heading entitled "Net Asset Value."

    2. Purchase the securities of issuers conducting their principal business activity in a single industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets, provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and
       (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of United States banks and savings and loan associations and this limitation shall not apply in the Mortgage Securities Portfolio to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive positions, be invested).

    3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate by any particular Portfolio may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made and a Portfolio may not make additional investments during any period that its borrowings exceed 5% of the value of the Portfolio's total assets. For purposes of this restriction, "borrowing" shall not include reverse repurchase agreements.

    4. Lend securities in excess of 20% of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

    5. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equal in kind and amount to those sold, and only to the extent that the Portfolio's short positions will not at the time of any short sales aggregate in total sale prices more than 10% of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the use of margin.

    6. Enter into reverse repurchase agreements if such investments, taken together with borrowings represented by senior securities of the Portfolio, exceed 33 1/3% of the total assets of the Portfolio less liabilities other than obligations under such borrowings and reverse repurchase agreements.

    7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

    8. Purchase or sell real estate, except that each Portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

    9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, including futures contracts except that the International Stock Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and it may purchase and sell futures contracts on foreign securities and options on such futures contracts. This restriction does not prevent the Portfolios from purchasing securities of companies investing in any of the foregoing.

   10. Lend money to other persons except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and future transactions will not be deemed to involve loans of securities.

   11. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are illiquid or otherwise not readily marketable; provided, however, the Money Market Portfolio shall not invest in excess of 10% of its net assets in such illiquid securities.

   12. Pledge, hypothecate, mortgage or transfer (except as provided in restrictions 4 and 6) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of any Portfolio's total assets and then only to secure borrowings permitted by restrictions 3 and 5. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve a pledge of assets.

   13. Purchase foreign securities not publicly traded in the United States except that: (i) each of the Growth Portfolio, Small Company Portfolio and Value Stock Portfolio may invest up to 10% of the value of its total assets in securities of foreign issuers, (ii) the Money Market Portfolio may invest in obligations of Canadian chartered banks, London branches of United States banks and United States branches or agencies of foreign banks, and (iii) the Asset Allocation Portfolio may invest in such securities subject to the restrictions applicable to those four Portfolios. The provisions of this restriction apply to all Portfolios other than the International Stock Portfolio.

   14. Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Portfolio's total assets would be invested in such securities.

   15. Issue or acquire puts, calls, or combinations thereof.

   16. Purchase securities for the purpose of exercising control or management.

   17. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised by MIMLIC Management, or, in the case of the Capital Appreciation and International Stock Portfolios, by Winslow Management and Templeton Counsel, respectively, to reduce brokerage commissions or otherwise to achieve best overall execution).

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

     Several other limitations apply with respect to the investment activities of the Portfolios. These limitations, which arise from the requirements of various states in which the underlying contracts are offered, have been adopted by the Fund in order to secure compliance. As a result of these further limitations, some investment practices otherwise permitted under those restrictions described above in paragraphs 1, 3 and 6 are no longer allowed. In particular, the Fund has agreed that as long as the underlying contracts are offered in such states the Fund (i) will not purchase or otherwise acquire the voting security of any issuer if as a result of such acquisition all of the Fund's Portfolios in the aggregate will own more than 10% of the total issued and outstanding voting securities of such issuer, and (ii) will limit its borrowing for any particular Portfolio to (a) 10% of the Portfolio's total assets when borrowing for any general purpose and (b) 25% of the Portfolio's total assets when borrowing as a temporary measure to facilitate redemptions. For the purpose of these aggregate limitations on borrowing, reverse repurchase agreements will be considered to be borrowings.

                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities with maturities at the time of acquisition of one year or less). A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of MIMLIC Management such a sale is advisable.

     The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.


     It is anticipated that the annual portfolio turnover rates for the equity portfolios will not exceed 100%, and that the annual portfolio turnover rates for the Bond, Capital Appreciation, Mortgage Securities and International Bond Portfolios will not exceed 200%. In the Asset Allocation Portfolio, portfolio turnover rate for the common stock and other equity securities held by it will approximate the portfolio turnover rate of the Growth Portfolio generally. Similarly, the portfolio turnover rate of the Asset Allocation Portfolio with respect to bonds and other debt securities with maturities generally exceeding one year will approximate the portfolio turnover of the Bond Portfolio. In addition, portfolio turnover will be increased in the Asset Allocation Portfolio to the extent that emphasis in its holdings may shift from one type of security to another. Turnover will, therefore, be dependent as well upon economic conditions or general levels of securities prices. For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                     Portfolio Turnover Rate
                                     -----------------------

   Portfolio                      1996         1995          1994
   ---------                      ----         ----          ----
   Growth                                     91.9%         42.0%
   Bond                                       205.4         166.2
   Money Market                                 N/A           N/A
   Asset Allocation                           157.0         123.6
   Mortgage Securities                        133.7         197.3
   Index 500                                    4.8           5.9
   Capital Appreciation                        51.1          68.4
   International Stock                         20.5          12.9
   Small Company                               61.3          28.1
   Value Stock                                164.2          49.5
   Maturing Government Bond -
     1998 Portfolio                             9.0           -0-
     2002 Portfolio                             -0-          11.6
     2006 Portfolio                            10.0           -0-
     2010 Portfolio                             -0-          14.5


                        DIRECTORS AND EXECUTIVE OFFICERS

   The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:

                                 Position with    Principal Occupation and other
Name, Age and Address              the Fund         Affiliations (past 5 years)
---------------------            -------------    -----------------------------

Charles E. Arner, 74             Director         Retired; Vice Chairman of
E-1218 First National                             The First National Bank of
 Bank Building                                    Saint Paul from November
St. Paul, Minnesota 55101                         1983 through June 1984;
                                                  Chairman and Chief Executive
                                                  Officer of The First National
                                                  Bank of Saint Paul from
                                                  October 1980 through November
                                                  1983



Ellen S. Berscheid, Ph.D., 60    Director         Regents' Professor of
Department of Psychology                          Psychology, University of
University of Minnesota                           Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455



Frederick P. Feuerherm*, 50      Vice President,  Second Vice President of The
The Minnesota Mutual Life        Treasurer and    Minnesota Mutual Life
 Insurance Company               Director         Insurance Company; Vice
400 Robert Street North                           President and Assistant
St. Paul, Minnesota 55101                         Secretary of MIMLIC
                                                  Asset Management Company



Ralph D. Ebbott, 69              Director         Retired; Vice President and
409 Birchwood Avenue                              Treasurer, Minnesota Mining
White Bear Lake,                                  and Manufacturing Company
 Minnesota 55110                                  through June 1989

Paul H. Gooding*, 56             President,       Vice President and Treasurer
The Minnesota Mutual Life        Treasurer and    of The Minnesota Mutual Life
 Insurance Company               Director         Insurance Company; President
400 Robert Street North                           and Treasurer of MIMLIC Asset
St. Paul, Minnesota 55101                         Management Company



Donald F. Gruber, 52             Secretary        Senior Counsel of The
The Minnesota Mutual Life                         Minnesota Mutual Life
 Insurance Company                                Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


*Denotes directors of the Fund who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or MIMLIC Asset Management Company ("MIMLIC Management").

     The Fund has an Executive Committee, elected by the Board of Directors, to exercise the powers of the Board in the management of the business and affairs of the Fund when the Board is not in session. The Executive Committee is composed of Messrs. Gooding and Feuerherm.


     No compensation is paid by the Fund to any of its officers or directors who is affiliated with MIMLIC Management. Each director of the Fund who is not affiliated with MIMLIC Management was compensated by the Fund during the fiscal year ended December 31, 1996 in accordance with the following table:



                                       Pension or                    Total
                                       Retirement                 Compensation
                                        Benefits    Estimated        from
                                        Accrued       Annual        Fund and
                                        as Part      Benefits     Fund Complex
                       Compensation     of Fund        Upon         Paid to
Name of Director       from the Fund   Expenses     Retirement    Directors(1)
----------------       -------------   -----------  ----------    ------------
Charles E. Arner
Ellen S. Berscheid
Ralph D. Ebbott



(1) Each Director of the Fund who is not affiliated with MIMLIC Management is also a director of the other nine investment companies of which MIMLIC Management's wholly-owned subsidiary, Advantus Capital Management, Inc., is the investment adviser (ten investment companies in total-the "Fund Complex"). Such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $5,000 per year and $1,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a pro rata portion based on the ratio that the Fund's total net assets bears to the total net assets of the Fund Complex.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER--GENERALLY


     Advantus Capital has been the investment adviser and manager of the Fund since May 1, 1997. It acts as such pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. The address of Advantus Capital is that of the Fund. Winslow Management serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Templeton Counsel serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Keystone Investment Management Inc. serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. serves as investment sub-adviser to the Fund's International Bond Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.


CONTROL AND MANAGEMENT OF ADVISER


     MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of approximately $11.3 billion. Paul H. Gooding, President, Treasurer, and a director of MIMLIC Management is a Vice President and Treasurer of Minnesota Mutual. Frederick P. Feuerherm, Vice President, Assistant Secretary and a director of MIMLIC Management is a Second Vice President of Minnesota Mutual. Messrs. Gooding and Feuerherm are also Directors of the Fund.


INVESTMENT ADVISORY AGREEMENT


     Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement dated May 1, 1997, which became effective the same date when approved by shareholders on April 24, 1997, and which was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. Prior to that time, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), a subsidiary of Minnesota Mutual. Advantus Capital is a subsidiary of MIMLIC Management. The same portfolio managers who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to eleven other Advantus funds and various private accounts. The address of all these firms is 400 Robert Street North, St. Paul, Minnesota 55101.

     The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Agreements shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.



     If the shareholders of a class of capital stock of any Portfolio fail to approve any continuance of the Agreements, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different adviser or other definitive action; provided, that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.


     The Agreements may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

SUB-ADVISER - WINSLOW MANAGEMENT


     Winslow Capital Management, Inc. ("Winslow Management"), a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. Winslow Management is a recent entrant into the advisory business, having begun business in June of 1992. Winslow Management is a registered investment adviser under the Investment Advisers Act of 1940. The firm was established by its investment principals with a focus on providing management services to growth equity investment accounts. An additional experienced principal joined the firm in October of 1993. Winslow Management has one other investment company client for which it acts as the investment adviser. Other assets currently under management are managed for corporate, endowment, foundation, retirement system and individual clients.

     Prior to October 1, 1992, investment sub-advisory services were provided to the Capital Appreciation Portfolio by Alliance Capital Management L.P., which had provided such services since the Portfolio's inception.

     Certain clients of Winslow Management may have investment objectives and policies similar to that of the Capital Appreciation Portfolio. Winslow Management may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Capital Appreciation Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Winslow Management to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Winslow Management to the accounts involved, including the Capital Appreciation Portfolio. When two or more of the clients of Winslow Management (including the Capital Appreciation Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT


     Winslow Management acts as investment sub-adviser to the Fund's Capital Appreciation Portfolio under an Investment Sub-Advisory Agreement (the "Winslow Management Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date and was approved by shareholders of the Capital Appreciation Portfolio on April 24, 1997. The Winslow Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Winslow Management Agreement or interested persons of any such party, on January 14, 1997. The Winslow Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Winslow Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Capital Appreciation Portfolio's outstanding voting securities on 60 days' written notice to Winslow Management, and by Winslow Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Winslow Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Winslow Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.



     Information concerning the services performed by Advantus Capital under the Agreement, by Winslow Management under the Winslow Management Agreement, and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.


SUB-ADVISER - TEMPLETON COUNSEL

     Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton

Worldwide, Inc., Ft. Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

     Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

     Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Stock Portfolio. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Stock Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Stock Portfolio. When two or more of the clients of Templeton Counsel (including the International Stock Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL


     Templeton Counsel acts as an investment sub-adviser to the Fund's International Stock Portfolio under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date it was approved by shareholders of the International Stock Portfolio on April 24, 1997. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1997. The Templeton Agreement will terminate automatically upon the termination of the Investment Advisory and Supplemental Investment Advisory Agreements and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Stock Portfolio's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Stock Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.



     Information concerning the services performed by Advantus Capital under the agreement, by Templeton Counsel under the Templeton Agreement and the fees payable and expenses borne by the Fund are set forth in the prospectus, which information is incorporated herein by reference.



SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

     J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.



INVESTMENT SUB-ADVISORY AGREEMENT

     Morgan Investment acts as investment sub-adviser to the Fund's Macro-Cap Value Portfolio under an Investment Sub-Advisory Agreement (the "Morgan
Management Agreement") with Advantus Capital dated May 1, 1997.   The Morgan
Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Morgan Management Agreement or interested persons of any such party, on February 12, 1997.

     The Morgan Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Morgan Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Macro-Cap Value Portfolio's outstanding voting securities on 60 days' written notice to Morgan Management and by Morgan Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Morgan Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Macro-Cap Value Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Morgan Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by Morgan Management under the Morgan Management Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.



SUB-ADVISER - KEYSTONE INVESTMENT MANAGEMENT COMPANY

     Keystone Investment Management Company ("Keystone Investment"), with principal offices at 200 Berkeley Street, Boston, Massachusetts 02116-5034 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Value Portfolio, subject to the general control of
the Board of Directors of the Fund.   Keystone Investment is an investment
adviser domiciled in Delaware.



Keystone Investment has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone Investment is a wholly-owned subsidiary of Keystone Investments, Inc. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Investment, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments, Inc. are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

On December 11, 1996, Keystone Investments, Inc. succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States based on total assets as of September 30, 1996.

First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union had its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.



INVESTMENT SUB-ADVISORY AGREEMENT

     Keystone Management acts as investment sub-adviser to the Fund's Micro-Cap Value Portfolio under an Investment Sub-Advisory Agreement (the "Keystone Agreement") with Advantus Capital dated May 1, 1997. The Keystone Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Keystone Agreement or interested persons of any such party, on February 12, 1997.

     The Keystone Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Keystone Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Value Portfolio's outstanding voting securities on 60 days' written notice to Keystone Management and by Keystone Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Keystone Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Value Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Keystone Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by Keystone Management under the Keystone Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.



SUB-ADVISER - WALL STREET ASSOCIATES

     Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA is jointly and equally owned by its founders, William Jeffery, III, Kenneth F. McCain and Richard S. Coons, who also serve as fund managers.



INVESTMENT SUB-ADVISORY AGREEMENT

     WSA acts as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio under an Investment Sub-Advisory Agreement (the "WSA Agreement") with Advantus Capital dated May 1, 1997. The WSA Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the WSA Agreement or interested persons of any such party, on February 12, 1997.

     The WSA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Growth Portfolio's outstanding voting securities on 60 days' written notice to WSA and by WSA on 60 days' written notice to Advantus Capital. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Growth Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by WSA under the WSA Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.



SUB-ADVISER - JULIUS BAER INVESTMENT MANAGEMENT INC.

     Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Bond Portfolio, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd. Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April of 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.



INVESTMENT SUB-ADVISORY AGREEMENT

     JBIM acts as investment sub-adviser to the Fund's International Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIM Agreement") with Advantus Capital dated May 1, 1997. The WSA Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the JBIM Agreement or interested persons of any such party, on February 12, 1997.

     The JBIM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIM and by JBIM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by JBIM under the JBIM Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.

ADMINISTRATIVE SERVICES


     In addition, effective May 1, 1992, the Fund entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund. Prior to May 1, 1996, Minnesota Mutual provided such services at a monthly cost of $1,500 per Portfolio. Effective May 1, 1996, Minnesota Mutual provides such services at a monthly cost of $2,400 per Portfolio.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

ADVISER

     MIMLIC Management selects and (where applicable) negotiates commissions with the brokers who execute the transactions for all Portfolios of the Fund, except the Capital Appreciation and International Stock Portfolios. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of MIMLIC Management, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, MIMLIC Management considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or seller of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for MIMLIC Management, the Fund enables MIMLIC Management to supplement its own investment research activities and allows MIMLIC Management to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to MIMLIC Management, MIMLIC Management receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

     There is no formula for the allocation by MIMLIC Management of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, MIMLIC Management will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if MIMLIC Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or MIMLIC Management's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


     To the extent research services are used by MIMLIC Management in rendering investment advice to the Fund, such services would tend to reduce MIMLIC Management's expenses. However, MIMLIC Management does not believe that an exact dollar amount can be assigned to these services. Research services received by MIMLIC Management from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by MIMLIC Management, and conversely, research services received by MIMLIC Management in respect of transactions for such other portfolios will be available for the benefit of the Fund. Brokerage commissions paid during 1996 were as follows: Growth Portfolio, $____; Asset Allocation Portfolio, $_____; Index 500 Portfolio $_____; Capital Appreciation Portfolio, $_____; International Stock Portfolio, $_____; Small Company Portfolio, $_____; and Value Stock Portfolio, $_____. Brokerage Commissions paid during 1995 were as follows: Growth Portfolio, $474,096; Asset Allocation Portfolio, $412,885; Index 500 Portfolio, $32,651; Capital Appreciation Portfolio, $201,306; International Stock Portfolio, $154,775; Small Company Portfolio, $85,238; and Value Stock Portfolio, $136,701. Brokerage commissions paid during 1994 were as follows: Growth Portfolio, $204,757; Asset Allocation Portfolio, $271,137; Index 500 Portfolio, $25,775; Capital Appreciation Portfolio,

$194,531; International Stock Portfolio, $158,373; Small Company Portfolio, $55,542; and Value Stock Portfolio, $19,950. One hundred percent of the brokerage commissions paid by the Portfolios during 1995, 1994 and 1993 was paid to brokers to whom such transactions were directed in exchange for research services.


     Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.


     The Fund will not execute portfolio transactions through any affiliate, except as described below. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.



     In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for three insurance companies, namely Minnesota Mutual and its subsidiary life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.



     The Fund's acquisition during the fiscal year ended December 31, 1996, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:



                                             Value of Securities Owned
                                               in the Portfolios at
          Name of Issuer                        End of Fiscal Year
          --------------                     -------------------------

SUB-ADVISERS

     Winslow Management, in managing the Capital Appreciation Portfolio, intends to follow the same brokerage practices as those described above for Advantus Capital.


SUB-ADVISER - TEMPLETON COUNSEL


     Templeton Counsel, in managing the International Stock Portfolio, follows the same basic brokerage practices as those described above for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Stock Portfolio. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.


                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios, only to Minnesota Mutual and its separate accounts. The Fund sells its shares to that company without the use of any underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

     Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                         FUND SHARES AND VOTING RIGHTS


     The authorized capital of the Fund consists of one trillion shares of capital stock (increased from ten billion shares on April 24, 1997) with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

     All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

     Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

     The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. The Fund will assist shareholders seeking to call such a meeting in communicating with other shareholders, provided they are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.

                                NET ASSET VALUE

     The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to MIMLIC Management, are accrued daily.


     Securities held by the Fund are valued at their market value. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, with calculations made by persons acting pursuant to the direction of the Board. However, debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.


     All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO


     Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period.
The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Mutual should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 1996 were ___% and ___%, respectively.


CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS


     Yield quotations for Portfolios other than the Money Market and International Stock Portfolios are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the 30-day period ended December 31, 1996, the yields of the Growth Portfolio, Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio,
Index 500 Portfolio, Capital Appreciation Portfolio, Small Company Portfolio, the Value Stock Portfolio and the 1998, 2002, 2006 and 2010 Maturing
Government Bond Portfolios were _____ and ______, respectively. Such figures reflect the voluntary absorption of certain Fund expenses by Minnesota Mutual described under "Investment Adviser" in the Prospectus. In the absence of such absorption of expenses, the yield figures for such Portfolios would have been _____, respectively.


TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

     Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.


     The cumulative total return figures published by the Fund will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses (described under "Investment Adviser" in the Prospectus). The cumulative total returns for the Portfolios for the specified periods ended December 31, 1996 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Minnesota Mutual not absorbed Fund expenses as described above.



                                              From Inception           Date of
                                                to 12/31/95           Inception
                                                -----------           ---------
Growth Portfolio                                                        12/3/85

Bond Portfolio                                                          12/3/85

Money Market Portfolio                                                  12/3/85

Asset Allocation Portfolio                                              12/3/85

Mortgage Securities Portfolio                                            5/1/87

Index 500 Portfolio                                                      5/1/87

Capital Appreciation Portfolio                                           5/1/87

International Stock Portfolio                                            5/1/92

Small Company Portfolio                                                  5/3/93

Value Stock Portfolio                                                    5/2/94

Maturing Government Bond -


                                     -19-

  1998 Portfolio                                                         5/2/94

  2002 Portfolio                                                         5/2/94

  2006 Portfolio                                                         5/2/94

  2010 Portfolio                                                         5/2/94



Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one-year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses. Prior to January 1, 1986, the Fund incurred no expenses. During 1986 and from January 1 to March 6, 1987 Minnesota Mutual voluntarily absorbed all fees and expenses of any portfolio that exceeded .75% of the average daily net assets of such portfolio. For the period subsequent to March 6, 1987, Minnesota Mutual voluntarily absorbed the fees and expenses that exceeded .65% of the average daily net assets of the Growth, Bond, Money Market, Asset Allocation and Mortgage Securities Portfolios, .55% of the average daily net assets of the Index 500 Portfolio, .90% of the average daily net assets of the Capital Appreciation, Small Company and Value Stock Portfolios and expenses that exceed 1.00% of the average daily net assets of the International Stock Portfolio exclusive of the advisory fee. In addition, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .40% of average daily net assets for each of the four Maturing Government Bond Portfolios; however, for the Portfolios which mature in 1998 and 2002, Minnesota Mutual has voluntarily agreed to absorb such fees and expenses which exceed .20% of average daily net assets from the Portfolio's inception to April 30, 1998 and which exceed .40% of average daily net assets thereafter.


    The average annual rates of return for the Portfolios for the specified periods ended December 31, 1996 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Mutual not absorbed Fund expenses as described above.



                                     Year Ended      Five Years         Ten Years    From Inception   Date of
                                      12/31/96     Ended 12/31/96    Ended 12/31/96    to 12/31/96   Inception
                                      --------     --------------    --------------    -----------   ---------
Growth Portfolio                                                                                       12/3/85

Bond Portfolio                                                                                         12/3/85

Money Market Portfolio                                                                                 12/3/85

Asset Allocation Portfolio                                                                             12/3/85

Mortgage Securities Portfolio                                                                           5/1/87

Index 500 Portfolio                                                                                     5/1/87

Capital Appreciation Portfolio                                                                          5/1/87


                                     -20-



International Stock Portfolio                                                                           5/1/92

Small Company Portfolio                                                                                 5/3/93

Value Stock Portfolio                                                                                   5/2/94

Maturing Government Bond-
 1998 Portfolio                                                                                         5/2/94

 2002 Portfolio                                                                                         5/2/94

 2006 Portfolio                                                                                         5/2/94

 2010 Portfolio                                                                                         5/2/94


Purchasers of variable contracts issued by Minnesota Mutual should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed against such assets are not reflected in the Portfolios' quotations.

PREDICTABILITY OF RETURN

ANTICIPATED VALUE AT MATURITY. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

Each Maturing Government Bond Portfolio consists primarily of zero-coupon bonds but is actively managed to accommodate contract owner activity and to take advantage of perceived market opportunities. Because of this active management approach, each Maturing Government Bond Portfolio does not guarantee that a certain price per share will be attained by the time a Portfolio is liquidated. Instead, the Fund attempts to track the price behavior of a directly held zero-coupon bond by:

      (1) Maintaining a weighted average maturity within each Maturing Government Bond Portfolio's target maturity year;

      (2) Investing at least 90% of assets in securities that mature within one year of that Portfolio's target maturity year [for example, a] Portfolio with a maturity of ten years will be 90% composed of securities having remaining maturities of nine, ten or eleven years (rather than having half its securities with five-year maturities and half with fifteen-year maturities];

      (3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

      (4)   Under normal conditions, maintaining a nominal cash balance;

      (5) Executing portfolio transactions necessary to accommodate net contract owner purchases or redemptions on a daily basis; and

      (6) Whenever feasible, contacting several U.S. government securities dealers for each intended transaction in an effort to obtain the best price on each transaction.

These measures enable the adviser to calculate an anticipated value at maturity
(AVM) for each share of a Maturing Government Bond Portfolio, calculated as of the date of purchase of such share, that approximates the price per share that such share will achieve by the weighted average maturity date of its Portfolio. The AVM calculation for each Maturing Government Bond Portfolio is as follows:

                                                 2T
                               AVM = P(1 + AGR/2)

where P = the Portfolio's current price per share; T = the Portfolio's weighted average term to maturity in years; and AGR = the anticipated growth rate.

This calculation assumes that the share owner will reinvest all dividend and capital gain distributions. It also assumes an expense ratio and a portfolio composition that remain constant for the life of the Maturing Government Bond Portfolio. Because expenses and composition do not remain constant, however, the Fund may calculate an AVM for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. Such an AVM is applicable only to shares purchased on that date.

In addition to the measures described above, which the adviser believes are adequate to assure close correspondence between the price behavior of each Portfolio and the price behavior of directly held zero-coupon bonds with comparable maturities, the Fund expects that each Portfolio will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities within two to four years of its target maturity year. This expectation may be altered if the market supply of zero-coupon securities diminishes unexpectedly.

ANTICIPATED GROWTH RATE.  The Fund may also calculate an anticipated growth rate
(AGR) for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. AGR is a calculation of the anticipated annualized rate of growth for a Portfolio share, calculated from the date of purchase of such share to the Portfolio's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that the investor will reinvest all dividends and capital gain distributions and that each Maturing Government Bond Portfolio expense ratio and portfolio composition will remain constant. Each Maturing Government Bond Portfolio AGR changes from day to day (i.e., a particular AGR calculation is applicable only to shares purchased on that date), due primarily to changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the Portfolio's investments.

The Fund expects that a share owner who holds specific shares until a Portfolio's weighted average maturity date, and who reinvests all dividends and capital gain distributions, will realize an investment return and maturity value on those shares that do not differ substantially from the AGR and AVM calculated on the day such shares were purchased. The AGR and AVM calculated with respect to shares purchased on any other date, however, may be materially different.

                                     TAXES


    The Fund and each Portfolio qualified for the year ended December 31, 1996, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a result of changes included in the Tax Reform Act of 1986, each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.


    To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities and derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.

    Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the Contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the International Stock and Small Company Portfolios are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

    The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

    As the sole shareholder of the Fund will be Minnesota Mutual and the separate accounts of Minnesota Mutual, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

                           REPORTS TO SHAREHOLDERS

    Annual and semi-annual reports containing financial statements of the Fund will be sent to shareholders.

                             INDEPENDENT AUDITORS

    The financial statements, as of and for the year ended December 31, 1996, of the Fund included in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, independent auditors, as indicated in their report in this Statement of Additional Information, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX I


Rating of Bonds and Commercial Paper

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities law purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.


Rating of Bonds

Moody's

    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

    Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

    Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    The Standard & Poor's Corporation applies indicators "+," no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.


Rating of Commercial Paper

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top grades of Moody's and Standard & Poor's rating services.


Moody's

"P-1"

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

    1. Evaluation of the management of the issuer;

    2. Economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

    3. Evaluation of the issuer's products in relation to competition and customer acceptance;

    4. Liquidity;

    5. Amount and quality of long-term debt;

    6. Trend of earnings over a period of ten years;

    7. Financial strength of a parent company and the relationships which exist with the issuer; and

    8. Recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Standard & Poor's

    A    Commercial paper issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


     (a) (i) Audited Financial Statements of the MIMLIC Series Fund, Inc. as of December 31, 1996, are included in Part B of this filing and consist of the following:

               To be supplied by subsequent amendment.

     (b)  Exhibits:

               (1)  (A)       Articles of Incorporation - Previously filed as
                              Exhibit 24(b)(1)(A) to Registrant's Form N-1A,
                              File Number 2-96990, is hereby incorporated by reference.

                    (B) Articles of Amendment dated October 22, 1985 - Previously filed as Exhibit 24(b)(1)(B) to Registrant's Form N-1A, File Number 2-96990, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                    (C) Articles of Amendment dated April 28, 1987 - Previously filed as Exhibit 24(b)(1)(C) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (D) Articles of Amendment dated May 24, 1991 - Previously filed as Exhibit 24(b)(1)(C) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 9, is hereby incorporated by reference.

               (2) Bylaws - Previously filed as Exhibit 24(b)(2) to Registrant's Form N-1A, File Number 2-96990, is hereby incorporated by reference.

               (5)  (A)       Form of Investment Advisory Agreement between
                              the Registrant and MIMLIC Asset Management
                              Company - Previously filed as Exhibit
                              24(b)(5)(A) to Registrant's Form N-1A, File
                              Number 2-96990, Post-Effective Amendment Number
                              1, is hereby incorporated by reference.

                    (B) Supplemental Investment Advisory Agreement between the Registrant and MIMLIC Asset Management Company - Previously filed as Exhibit 24(b)(5)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                    (C)  (i)  Prior Investment Sub-Advisory Agreement between
                              MIMLIC Asset Management Company and Winslow
                              Capital Management, Inc. - Previously filed as
                              Exhibit 24(b)(5)(C) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (C)(ii) Current Investment Sub-Advisory Agreement between MIMLIC Asset Management Company and Winslow Capital Management, Inc. - Previously filed as
                              Exhibit 24(b)(5)(C)(ii) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                    (D) Second Supplemental Investment Advisory Agreement between the Registrant and MIMLIC Asset Management Company - Previously filed as
                              Exhibit 24(b)(5)(D) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 9, is hereby incorporated by reference.

                    (E) Investment Sub-Advisory Agreement between MIMLIC Asset Management Company and Templeton Investment Counsel, Inc. - Previously filed as
                              Exhibit 24(b)(5)(E) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (F) Third Supplemental Investment Advisory Agreement between the Registrant and MIMLIC Asset Management Company - Previously filed as
                              Exhibit 24(b)(5)(F) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (G) Fourth Supplemental Investment Advisory Agreement between the Registrant and MIMLIC Asset Management Company - Previously filed as
                              Exhibit 24(b)(5)(G) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 11, is hereby incorporated by reference.


                   (H) Fifth Supplemental Investment Advisory Agreement between the Registrant and MIMLIC Asset Management Company - Previously filed as Exhibit 24(b)(5)(H) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                   (I) Investment Sub-Advisory Agreement between MIMLIC Asset Management Company and Voyageur Fund Managers, Inc. - Previously filed as Exhibit 24(b)(5)(I) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                   (J) Investment Sub-Advisory Agreement between Voyageur Fund Managers, Inc. and Lazard London International Investment Management,
                              Limited - Previously filed as Exhibit 24(b)(5)(J) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                   (K) Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc.

                   (L) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and J.P. Morgan Investment Management Inc.

                   (M) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Keystone Investment Management, Inc.

                   (N) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wall Street Associates

                   (O) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Julius Baer Investment Management Inc.

               (8)  (A)  (i)  Form of Custodian Agreement between the
                              Registrant and First Trust National Association
                              - Previously filed as Exhibit 24(b)(8)(A) to
                              Registrant's N-1A, File Number 2-96990,
                              Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (A) (ii) Amendment to Custodian Agreement between the Registrant and First Trust National
                              Association - Previously filed as
                              Exhibit 24(b)(8)(A)(ii) to Registrant's N-1A, File Number 2-96990, Post-Effective
                              Amendment Number 14, is hereby incorporated by reference.

                    (B)  (i)  Form of Custodian Agreement between the
                              Registrant and Norwest Bank Minnesota, N.A. - Previously filed as Exhibit 24(b)(8)(B) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (B)  (ii) Amendment to the Custodian Agreement between
                              the Registrant and Norwest Bank Minnesota, N.A.
                              - Previously filed as Exhibit 24(b)(8)(B)(ii) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (C) Form of Custodian Agreement between the Registrant and Bankers Trust Company - Previously filed as Exhibit 24(b)(8)(C) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (D) Form of Custodian Agreement between the Registrant and Bankers Trust Company.


               (9) Form of Service Agreement between MIMLIC Asset Management Company and Wilshire Associates - Previously filed as
                    Exhibit 24(b)(9) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 3, is hereby incorporated by reference.

               (10) Opinion and Consents

                    (A) Opinion and Consent of Doherty, Rumble & Butler P.A.-Previously filed as Exhibit 24(b)(10)(A) to Registrant's Form N-1A, File Number 2-96990, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (11) Consent of KPMG Peat Marwick LLP.

               (13) Form of Letter of Investment Intent - Previously filed as
                    Exhibit 24(b)(13) to Registrant's Form N-1A, File Number 2-96990, Pre-Effective Amendment Number 1, shall be incorporated by reference.

               (16) Schedules for Computation of Performance Quotation

                    (A) Growth Portfolio (formerly the "Stock" Portfolio) Performance Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (B) Bond Portfolio Performance Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (C)       Money Market Portfolio Performance
                              Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (D) Asset Allocation Portfolio (formerly the "Managed" Portfolio) Performance Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (E) Mortgage Securities Portfolio Performance Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (F) Index 500 Portfolio (formerly the "Index" Portfolio) Performance Calculations, previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (G) Capital Appreciation Portfolio (formerly the "Aggressive Growth" Portfolio) Performance Calculations - Previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 7, shall be incorporated by reference.

                    (H) International Stock Portfolio Performance Calculations - Previously filed as this Exhibit to Registrant's Form N-1A, File Number 2-96990, Post-Effective

                              Amendment Number 10, shall be incorporated by reference.

                    (I)       Small Company Portfolio Performance
                              Calculations - Previously filed as Exhibit
                              24(b)(16)(I) to Registrant's Form N-1A, File
                              Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (J)       Value Stock Portfolio Performance Calculations
                              - Previously filed as Exhibit 24(b)(16)(J) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (K) Maturing Government Bond - 1998 Portfolio Performance Calculations - Previously filed as
                              Exhibit 24(b)(16)(K) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (L) Maturing Government Bond - 2002 Portfolio Performance Calculations - Previously filed as
                              Exhibit 24(b)(16)(L) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (M) Maturing Government Bond - 2006 Portfolio Performance Calculations - Previously filed as
                              Exhibit 24(b)(16)(M) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.

                    (N) Maturing Government Bond - 2010 Portfolio Performance Calculations - Previously filed as
                              Exhibit 24(b)(16)(N) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 12, is hereby incorporated by reference.


(17)  Financial Data Schedules - To be supplied by subsequent amendment

               (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          MIMLIC Asset Management Company
          The Ministers Life Insurance Company
          MIMLIC Corporation
          Minnesota Fire and Casualty Company
          Northstar Life Insurance Company (New York)
          Robert Street Energy, Inc.


Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company:

          MIMLIC Series Fund, Inc.

Wholly-owned subsidiaries of MIMLIC Asset Management Company:


          MIMLIC Sales Corporation
          Advantus Capital Management, Inc.




Wholly-owned subsidiaries of MIMLIC Corporation:


          DataPlan Securities, Inc. (Ohio)
          MIMLIC Imperial Corporation
          MIMLIC Funding, Inc.
          MIMLIC Venture Corporation
          Personal Finance Company (Delaware)
          Wedgewood Valley Golf, Inc.
          Ministers Life Resources, Inc.
          Enterprise Holding Corporation
          HomePlus Agency, Inc.


Wholly-owned subsidiaries of Enterprise Holding Corporation:


          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          Financial Ink Corporation
          Concepts in Marketing Research Corporation
          Concepts in Marketing Services Corporation


Wholly-owned subsidiary of Minnesota Fire and Casualty Company:


          HomePlus Insurance Company

Majority-owned subsidiaries of MIMLIC Imperial Corporation:


          J. H. Shoemaker Advisory Corporation
          Consolidated Capital Advisors, Inc.


Majority-owned subsidiary of MIMLIC Sales Corporation:

          MIMLIC Insurance Agency of Ohio, Inc. (Ohio)


Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

          C.R.I. Securities, Inc.

Majority-owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          MIMLIC Life Insurance Company (Arizona)
          MIMLIC Cash Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of The Minnesota Mutual Life Insurance Company:

                   Advantus Money Market Fund, Inc.

Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Bond Fund, Inc.

          Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of the date of filing of this amendment to the Registration
Statement:

                                                        Number of
          Title of Class                              Record Holders
          --------------                              --------------

          Growth Portfolio                                  7
          Bond Portfolio                                    7
          Money Market Portfolio                            7
          Asset Allocation Portfolio                        7
          Mortgage Securities Portfolio                     7
          Index 500 Portfolio                               7
          Capital Appreciation Portfolio                    5
          International Stock Portfolio                     6
          Small Company Portfolio                           7
          Value Stock Portfolio                             6
          Maturing Government Bond - 1998 Portfolio         4
          Maturing Government Bond - 2002 Portfolio         4

          Maturing Government Bond - 2006 Portfolio         4
          Maturing Government Bond - 2010 Portfolio         4


ITEM 27.  INDEMNIFICATION

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted, or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a)  MIMLIC Asset Management Company

Directors and Officers      Office with
of Investment Adviser    Investment Adviser      Other Business Connections
----------------------   ------------------      --------------------------

Paul H. Gooding          President, Treasurer    President, Secretary and
                         and Director            Director, MIMLIC Corporation;
                                                 Director, MIMLIC Imperial
                                                 Corporation; Director, MIMLIC
                                                 Venture Corporation; Vice
                                                 President and Director, MIMLIC
                                                 Funding, Inc.; Vice President
                                                 and Director,

                                                 Robert Street Energy, Inc.;
                                                 Chairman of the Board,
                                                 Director, Personal Finance
                                                 Company; Vice President and
                                                 Treasurer, The Minnesota Mutual
                                                 Life Insurance Company;
                                                 President and Director,
                                                 Advantus Capital Management,
                                                 Inc.



Guy M. de Lambert        Vice President,         President and Director,
                         Secretary and           MIMLIC Venture Corporation;
                         Director                Vice President, MIMLIC Funding,
                                                 Inc.; President and Secretary,
                                                 Robert Street Energy, Inc.;
                                                 President and Director,
                                                 Wedgewood Valley Golf, Inc.;
                                                 Second Vice President, The
                                                 Minnesota Mutual Life Insurance
                                                 Company; President and
                                                 Director, Personal Finance
                                                 Company


Frederick P. Feuerherm   Vice President,         Vice President, MIMLIC
                         Assistant Secretary     Funding, Inc.; Second Vice
                         and Director            President, The Minnesota Mutual
                                                 Life Insurance Company


Alan J. Notvik           Vice President and      President and Director,
                         Assistant Secretary     MIMLIC Funding, Inc.; Second
                                                 Vice President, The Minnesota
                                                 Mutual Life Insurance Company

James P. Tatera          Vice President and      Vice President, MIMLIC
                         Assistant Secretary     Funding, Inc.; Second Vice
                                                 President, The Minnesota Mutual
                                                 Life Insurance Company; Senior
                                                 Vice President, Treasurer and
                                                 Director, Advantus Capital
                                                 Management, Inc.

Loren Haugland           Vice President          None

Lynne Mills              Vice President          Vice President, Robert Street
                                                 Energy, Inc.; Second Vice
                                                 President, The Minnesota Mutual
                                                 Life Insurance Company

Marilyn Froelich         Vice President          None

Dianne Orbison           Vice President          Vice President, MIMLIC
                                                 Venture Corporation; Second
                                                 Vice President, The Minnesota
                                                 Mutual Life Insurance Company


Joseph R. Betlej         Vice President          Vice President, Secretary and
                                                 Director, Wedgewood Valley
                                                 Golf, Inc.; Vice President,
                                                 MIMLIC Venture Corporation

Kay L. Scow              Vice President          Vice President, Robert Street
                                                 Energy, Inc.


    The Fund's investment adviser is MIMLIC Management. In addition to the Fund, it manages investment advisory accounts for a number of insurance companies, namely Minnesota Mutual and its subsidiary life insurance companies, and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts.

    (b)   Winslow Capital Management, Inc.

    Winslow Capital Management, Inc. acts as investment sub-adviser to the Capital Appreciation Portfolio of the Registrant. The following are Directors and officers of Winslow Capital Management, Inc., including their other business connections which are of a substantial nature:

                             Position
                         Winslow Capital          Other Business Connections
Name                     Management, Inc.            During Last Two Years
----                     ----------------         --------------------------

Clark J. Winslow         President and            President, Portfolio Manager
                         Director                 and Director, Winslow
                                                  Capital Management, Inc.

Gail M. Knappenberger    Executive Vice           Executive Vice President,
                         President and            Portfolio Manager and
                         Director                 Director, Winslow Capital
                                                  Management, Inc.


Richard E. Pyle          Executive Vice           Executive Vice President,
                         President and            Portfolio Manager and
                         Director                 Director, Winslow Capital
                                                  Management, Inc.

Jon R. Foust             Managing Director        Managing Director, Winslow
                                                  Capital Management, Inc.; Vice
                                                  President of Institutional
                                                  Marketing and Client Service,
                                                  Investment Advisers, Inc.

Lynne P. Pelos           Vice President           Vice President and Chief
                                                  Administrative Officer,
                                                  Winslow Capital Management,
                                                  Inc.

Gail L. Kummer           Vice President           Vice President and Trader,
                                                  Winslow Capital Management,
                                                  Inc.


    Winslow Capital Management, Inc. has one other investment company client for which it acts as the investment adviser. Assets currently under management are also managed for corporate, foundation, endowment, retirement system and individual clients.


    (c)   Templeton Investment Counsel, Inc.

    Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc.

          The following are Directors of TICI, located at the above-referenced address unless otherwise indicated, and their principal occupations or other business connections which are of a substantial nature:

    Name, Address and
    Position with TICI                     Principal Occupation
    ------------------                     --------------------

    Charles E. Johnson                     Senior Vice President and
    Chairman                               Director of Franklin Resources, Inc.
    777 Mariners Island Blvd.              Resources, Inc.; President and
    San Mateo, California                  Director of Templeton Worldwide, Inc.

    Donald F. Reed                         President, CEO and Director of
    Director and President                 Templeton Management Limited

    Martin L. Flanagan                     Senior Vice President, Chief
    Director and Executive                 Financial Officer and
    Vice President                         Treasurer of Franklin
    777 Mariners Island Blvd.              Resources, Inc.
    San Mateo, California

    Gregory E. McGowan                     Attorney - International
    Director and Executive                 Marketing
    Vice President

    Gary P. Motyl                          Equity Research and Portfolio
    Director and Executive                 Management
    Vice President

    Elizabeth M. Knoblock                  Attorney
    Senior Vice President,
    Secretary and General Counsel



    (d) J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund.

Directors and Officers      Office with             Other Business
of Investment Adviser       Investment Adviser      Connections
---------------------       ------------------      -----------

Cary Nicholas Potter        Chairman & Director     Morgan Guaranty Trust
                                                    Company, Managing Director

William Lyman Cobb, Jr.     Director, Managing      Morgan Guaranty Trust
                            Director and Vice       Company; Managing Director
                            Chairman

Keith Morgan Schappert      President, Director &   Morgan Guaranty Trust
                            Managing Director       Company, Managing Director

Jean Louis Pierre           Director                Morgan Guaranty Trust
Brunel                                              Company; Managing Director

Steven Milan Soltis         Director/Managing       Morgan Guaranty Trust
                            Director                Company, Managing
                                                    Director

Robert Anthony Anselmi      Director/ General
                            Counsel Managing
                            Director & Secretary

John Robert Thomas          Director

Kenneth Warren Anderson     Director/Managing
                            Director

Michael Romano Granito      Director/Managing       Morgan Guaranty Trust
                            Director                Company, Managing Director

Michael Ellmore Patterson   Director                J.P. Morgan & Co., Inc.
                                                    Vice Chairman and Director;
                                                    Morgan Guaranty Trust, Vice
                                                    Chairman and Director

Thomas Michael Luddy        Managing Director       Morgan Guaranty Trust
                                                    Company, Managing Director

George Edgar Austin         Managing Director       Morgan Guaranty Trust
                                                    Company, Managing Director

George Louis Gardella       Managing Director       Morgan Guaranty Trust
                                                    Company, Managing Director

    (e) Keystone Investment Management Company ("Keystone Investment"), with principal offices at 200 Berkeley Street, Boston, Massachusetts 02116-5034 has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Value Portfolio of the Fund.

Directors and Officers       Office with                Other Business
of Investment Adviser        Investment Adviser         Connections
---------------------        ------------------         -----------

Albert H. Elfner, III        Chairman of the Board,     Keystone Group, Inc.;
                             Chief Executive            COO/President
                             Officer/Director

Philip M. Byrne              Senior Vice President      Keystone Group, Inc.;
                                                        Sr. Vice President

Herbert L. Bishop, Jr.       Senior Vice President

Donald C. Dates              Senior Vice President

Gilman Gunn                  Senior Vice President

Edward F. Godfrey            Senior Vice President,     Keystone Group, Inc.;
                             Treasurer and Chief        CFO, Senior Vice
                             Financial Officer          President

James R. McCall              President

Rosemary D.                  Senior Vice President,
Van Antwerp                  General Counsel and
                             Secretary

Christopher P. Conkey        Senior Vice President      Keystone Fixed Income
                                                        Advisers, Inc.; Vice
                                                        President

J. Gary Craven               Senior Vice President

Richard Cryan                Senior Vice President

Maureen E. Cullinane         Senior Vice President

Betsy Hutchings              Senior Vice President

Walter T. McCormick          Senior Vice President

George F. Wilkins            Senior Vice President

John D. Rogol                Vice President and
                             Controller

John Addeo                   Vice President

Andrew Baldassarre           Vice President

David Benhaim                Vice President

Donald Bisson                Vice President

Liu-Er Chen                  Vice President

Francis X. Claro             Vice President

Kristine R. Cloyes           Vice President

George E. Dlugos             Vice President

Antonio T. Docal             Vice President

Dana E. Erikson              Vice President

Sami J. Karam                Vice President

J. Kevin Kenely              Vice President

George J. Kimball            Vice President

Craig Lewis                  Vice President

JoAnn L. Lyndon              Vice President

John C. Madden, Jr.          Vice President

Eleanor H. Marsh             Vice President

James D. Medredeff           Vice President

Stanley M. Niksa             Vice President

Jonathan A. Noonan           Vice President

Robert E. O'Brien            Vice President

Margery C. Parker            Vice President

William H. Parsons           Vice President

Joyce W. Petkovich           Vice President

Gary E. Pzegeo               Vice President

Daniel A. Rabasco            Vice President

Harlen R. Sanderling         Vice President

Kathy K. Wang                Vice President

Judith A. Warners            Vice President

Mary Willis                  Vice President

Peter Willis                 Vice President

Richard A. Wisentaner        Vice President

Cheryle E. Wanble            Vice President

Walter Zagrobski             Vice President

    (f) Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund.

Directors and Officers          Office with               Other Business
of Investment Adviser           Investment Adviser        Connections
---------------------           ------------------        -----------
William Jeffery, II             Portfolio Manager
Chairman of Board
   of Directors

Kenneth F. McCain               Portfolio Manager
Director

Richard S. Coons                Portfolio Manager
Director

     (g) Julius Baer Investment Management, Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund.

Directors and Officers      Office with                  Other Business
of Investment Adviser       Investment Adviser           Connections
---------------------       ------------------           -----------

Peter J. Widmer                                          Baer Holding,Ltd.;
                                                         Chairman Management
                                                         Committee Member

Jay A. Dirnberger                                        Julius Baer Securities,
Managing Director                                        Inc.; Vice President

Hans C. Mautner                                          Corporate Property
Director                                                 Investors, President
                                                         and Trustee

Jonathan C. Minter
Managing Director,
London

Alessandro E. Fusina                                     Ilander, Ltd.
President and Director

Cynthia Young
Corporate Secretary


ITEM 29.  PRINCIPAL UNDERWRITERS

          Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


          The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Mutual, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by: (a) First Trust National Association, First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101, as to the Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company, Value Stock, Macro-Cap Value, Index 400 Mid-Cap, Small Company Value, Micro-Cap Value and Micro-Cap Growth Portfolios; (b) Norwest Bank Minnesota, N.A., 733 Marquette Avenue,
Minneapolis, Minnesota 55479, as to the International Stock Portfolio; and
(c) Bankers Trust Company, 280 Park Avenue, New York, New York 10017, as to
the Bond, Money Market, Mortgage Securities, the four Maturing Government
Bond Portfolios and the International Bond Portfolio.


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

     (a)  Not applicable.

     (b) The Registrant hereby undertakes to file, using financial statements which need not be certified, a Post-Effective Amendment within four to six months from the effective date of the Registration Statement for its Macro-Cap Value Portfolio, Index 400 Mid-Cap Portfolio, Small Company Value Portfolio, Micro-Cap Value Portfolio, Micro-Cap Growth Portfolio and International Bond Portfolio.

     (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and the State of Minnesota, on the 14th day of February, 1997.




                                        MIMLIC SERIES FUND, INC.


                                        By _____________________________________
                                           Paul H. Gooding, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signature                Title                    Date
     ---------                -----                    ----


_______________________       President               February 14, 1997
Paul H. Gooding               and Director



Frederick P. Feuerherm*       Director)
-----------------------               )
 Frederick P. Feuerherm               )
                                      )
Charles E. Arner*             Director)
 Charles E. Arner                     )
                                      )           By _________________________
                                      )              Paul H. Gooding
Ellen S. Berscheid*           Director)              Attorney-in-Fact
 Ellen S. Berscheid                   )
                                      )           Dated: February 14, 1997
                                      )
Ralph D. Ebbott*              Director)
 Ralph D. Ebbott                      )



______________








*Registrant's director executing power of attorney dated January 18, 1994, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number   Description of Exhibit
--------------   ----------------------


   5(K) Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc.

   5(L) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and J.P. Morgan Investment Management Inc.

   5(M) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Keystone Investment Management, Inc.

   5(N) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wall Street Associates.

   5(O) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Julius Baer Investment Management Inc.

   8(D) Form of Custodian Agreement between the Registrant and Bankers Trust Company.

   (11)      Consent of KPMG Peat Marwick LLP.

   (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant.